                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

1933 Act

File No. 333-23913

1940 Act

File No. 814-00139


                                    FORM N-2

                        (Check Appropriate Box or Boxes)

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933                              [X]


                      Pre-Effective Amendment No.   1                      [X]
                                                   ------

                      Post-Effective Amendment No.                         [ ]
                                                   ------

                                     and/or
                  REGISTRATION STATEMENT UNDER THE INVESTMENT

                         COMPANY ACT OF 1940                               [ ]


                                 Amendment No. ______                      [ ]

               Technology Funding Venture Capital Fund VI, LLC
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                     2000 Alameda de las Pulgas, Suite 250
                         San Mateo, California  94403
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices (Number, Street, City, State, Zip
                                    Code))

                                 (415)345-2200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


            The Corporation Trust Fund, Corporation Trust Center,
      1209 Orange Street, New Castle County, Wilmington, Delaware 19801
--------------------------------------------------------------------------------
 (Name and Address (Number, Street, City, State, Zip Code) of Agent For Service)


                                July 21, 1997
--------------------------------------------------------------------------------
                 (Approximate Date of Proposed Public Offering)


Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.


         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

         It is proposed that this filing will become effective (check appropriate box):

[ ] when declared effective pursuant to Section 8(c).



                   CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933

==========================================================================================================
Title of Securities     Amount Being          Proposed Maximum      Proposed Maximum         Amount Of
 Being Registered       Registered           Offering Price Per    Aggregate Offering     Registration Fee
                                                   Share                  Price
----------------------------------------------------------------------------------------------------------
Shares                   1,000,000              $100.00           $100,000,000               $30,303.03
==========================================================================================================

               TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC

                             CROSS REFERENCE SHEET


N-2 ITEM NO.                                                LOCATION
==========================================================================================================
PART A
Item 1.    Outside Front Cover.                             Cover Page of Prospectus
Item 2.    Inside Front and Outside Back
           Cover Page.                                      Not Applicable
Item 3.    Fee Table and Synopsis.                          Cover Page of Prospectus
Item 4.    Financial Highlights.                            Not Applicable
Item 5.    Plan of Distribution.                            How to Subscribe; Terms of the Offering;
                                                            Suitability Requirements
Item 6.    Selling Shareholders.                            Not Applicable
Item 7.    Use of Proceeds.                                 Use of Proceeds
Item 8.    General Description of the Registrant.           Business of the Fund; Risk Factors;
                                                            Additional Aspects of the Fund;
Item 9.    Management.                                      Management of the Fund; The Investment
                                                            Managers; The Fund Directors; Key
                                                            Personnel of the Investment Managers
Item 10.   Capital Stock, Long-Term Debt, and               Portfolio Valuation; Additional Aspects of
           Other Securities.                                the Fund; Distributions
Item 11.   Defaults and Arrears on Senior
           Securities.                                      Not Applicable
Item 12.   Legal Proceedings.                               Not Applicable
Item 13.   Table of Contents of the Statement of
           Additional Information.                          Not Applicable

PART B

Item 14.   Cover Page.                                      Not Applicable
Item 15.   Table of Contents                                Not Applicable
Item 16.   General Information and History.                 Prior Funds; Management of the Fund (Part A)
Item 17.   Investment Objective and Policies.               Portfolio Strategy and Policy; Summary of
                                                            the Offering; Business of the Fund (Part A)
Item 18.   Management.                                      The Fund Directors (Part A)
Item 19.   Control Persons and Principal Holders            Management of the Fund; Key Personnel of
           of Securities                                    the Investment Managers (Part A)

Item 20.  Investment Advisory and Other Services.           Management of the Fund; Other Aspects of
                                                            the Fund (Part A)
Item 21.  Brokerage Allocation and Other                    Business of the Fund (Part A)
          Practices.
Item 22.  Tax Status.                                       Tax Information; Federal Income Taxation
                                                            of the Funds Investors Generally; Taxation
                                                            of Fund Operations; Alternative Minimum
                                                            Tax; Tax Treatment of Foreign Investors;
                                                            State Law Considerations; Tax Shelter
                                                            Compliance Provisions (Part A)
Item 23.  Financial Statements.                             Not Applicable




PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.


* Pursuant to General Instruction on Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. All items required to be set forth in Part C are set forth in Part C.

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.



                      SUBJECT TO COMPLETION JUNE 26, 1997


                                  $100,000,000

                  1,000,000 SHARES OF LIMITED FUND INTEREST IN

                TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC

                   MINIMUM SUBSCRIPTION: TEN SHARES ($1,000)

     Shares are hereby offered in Technology Funding Venture Capital Fund VI, LLC (the "Fund"), a Delaware limited liability company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "Investment Company Act"). The address and telephone number of the Fund are 2000 Alameda de las Pulgas, Suite 250, San Mateo, California 94403 and (415) 345-2200, respectively. The Fund's investment objectives are long-term capital appreciation from venture capital investments in emerging growth companies ("Portfolio Companies") and preservation of investor capital through risk management and active involvement with such companies. Generating current income for distribution to Investors will not be a factor in the selection of investments. See "Business of the Fund." There is no public or secondary market for the Shares, and none is likely to develop.


 THERE IS NO ASSURANCE THAT THESE INVESTMENT OBJECTIVES CAN BE ATTAINED. THESE ARE SPECULATIVE SECURITIES. THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. SEE
  "RISK FACTORS," "VENTURE CAPITAL RISKS," "RISKS OF THE FUND," AND "PORTFOLIO
                           STRATEGIES AND POLICIES."


     Technology Funding Inc. ("TFI") and Technology Funding Ltd. ("TFL") are the Investment Managers of the Fund (collectively, the "Investment Managers" or "Technology Funding") and are responsible for the Fund's venture capital investments. See "Management of the Fund." The Fund will be a nondiversified company as such term is defined in the Investment Company Act.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Prospective investors are advised to read this Prospectus carefully and to retain it for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION

     TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                            PRICE                                         PROCEEDS
                                          TO PUBLIC             SALES LOAD(1)           TO FUND(2)(3)

Per Share........................       $         100                 0                 $         100
Total Minimum Offering...........       $     100,000                 0                 $     100,000
Total Maximum Offering(4)........       $ 100,000,000                 0                 $ 100,000,000



(1) The Shares are being offered on a "best efforts" basis through Technology Funding Securities Corporation ("TFSC"), a wholly-owned subsidiary of TFI, and a member of the National Association of Securities Dealers, Inc. ("NASD"). TFSC will not receive a sales commission. See "Terms of the Offering."



(2) Before reimbursement to the Investment Managers for the Organizational Expenses they incur on behalf of the Fund. See "Use of Proceeds."



(3) Before reimbursement to TFSC for actual costs of distribution including marketing and promotional expenses but excluding any sales commissions.



(4) The Fund is offering 1,000,000 shares to the public.



     This offering will terminate at the discretion of the Investment Managers but in no event later than two years from the date hereof. The Fund will dissolve December 31, 2007, subject to the right of the Directors (as defined herein) to extend the term of the Fund for up to two additional two-year periods.

                 The date of this Prospectus is July   , 1997.

                               TABLE OF CONTENTS


                                                                                      PAGE
                                                                                    ---------
Summary of the Offering..........................................................           4
Fee Table........................................................................           7
Suitability Considerations.......................................................           7
How to Subscribe.................................................................           8
Risk Factors.....................................................................           8
Venture Capital Risks............................................................           8
Risks of the Fund................................................................          10
Compensation of the Investment Managers, Their Affiliates, and the Independent
  Directors......................................................................          13
Allocation of Profits and Losses.................................................          15
Distributions....................................................................          16
Use of Proceeds..................................................................          17
Business of the Fund.............................................................          17
Investment Objectives............................................................          18
Portfolio Strategy and Policies..................................................          18
Venture Capital Operations.......................................................          21
Management of the Fund...........................................................          22
The Investment Managers..........................................................          23
The Fund Directors...............................................................          23
Key Personnel of the Investment Managers.........................................          24
Prior Funds......................................................................          25
Conflicts of Interest............................................................          29
Indemnification..................................................................          31
Tax Information..................................................................          31
Fund Status......................................................................          32
Federal Income Taxation of Funds and Investors Generally.........................          33
Taxation of Fund Operations......................................................          34
Limitations on Deduction of Fund Losses..........................................          34
Sale of an Interest in the Fund..................................................          35
Fund Organizational and Syndication Expenditures.................................          35
Management Fee...................................................................          35
Alternative Minimum Tax..........................................................          36
Miscellaneous Provisions.........................................................          36
Tax Treatment of Foreign Investors...............................................          36
State Law Considerations.........................................................          37
Investment Company Act Regulation................................................          37
Terms of the Offering............................................................          38
Additional Aspects of the Fund...................................................          38
Portfolio Valuation..............................................................          42
Reports, Accounting, and Audit...................................................          43
Selling Materials................................................................          43
Legal Matters....................................................................          43
Custodian........................................................................          43
Tax Shelter Compliance Provisions................................................          43
Additional Information...........................................................          44
Operating Agreement..............................................................   Exhibit A
Financial Statements.............................................................   Exhibit B
Subscription Agreement and Power of Attorney.....................................   Exhibit C

     No broker-dealer, salesman, or any other person is authorized to give any information or to make any representation not contained in this Prospectus or the authorized selling materials described herein in connection with the offer contained herein, and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Investment Managers. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any of the securities covered by this Prospectus in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.


     The Fund will furnish to each Investor an annual report containing audited financial statements and quarterly reports for each of the first three quarters of each fiscal year containing unaudited financial statements. Each Investor will be asked to consent to delivery of these reports and all other communications of the Fund by either having the reports posted on Technology Funding's internet site to which the Investor will have access or via electronic mail. Upon receipt of such consent all communications will be furnished electronically until the Fund is notified by an Investor of his or her desire to rescind that election. Each Investor may at any time make an affirmative election not to receive information electronically. In that case only those items required by statute or the Operating Agreement will be delivered via first class mail. See "Reports, Accounting, and Audit."


     The use of forecasts in this offering is prohibited. Any representations to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence that may flow from an investment in this Fund is not permitted.

                            SUMMARY OF THE OFFERING

     THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THE PROSPECTUS. Capitalized terms not defined herein are defined in Article 2 of the Operating Agreement (the "Operating Agreement") attached as Exhibit A.


     THE OFFERING. The Fund is offering 1,000,000 Shares in an aggregate amount of $100,000,000. No Shares will be sold below net asset value. The minimum purchase is ten Shares payable in cash upon subscription. Shares will be sold only to Investors who confirm that they have reviewed the suitability considerations and they acknowledge that they meet or exceed the suggested suitability standards. See "Suitability Considerations" and "Terms of the Offering." The Operating Agreement of the Fund permits the Fund to offer different series of the Shares.



     The offering will terminate at the discretion of the Investment Managers but in no event later than two years from the date hereof. Until the termination of this offering, additional Investors will be admitted as their subscriptions are accepted. See "Terms of the Offering."



     NO TRADING MARKET. There is no public or secondary market for the Shares, and none is likely to develop. See "Terms of the Offering."



     THE FUND. The Fund is a Delaware limited liability company formed on February 27, 1997. The Fund has been organized to provide investors with the opportunity to participate with a modest amount in venture capital investments that are generally not available to the public and that typically require substantially larger financial commitments. In addition, the Fund will provide professional management and administration that might otherwise be unavailable to investors if they were to engage directly in venture capital investing. The Fund has elected to be regulated as a BDC under the Investment Company Act, and will operate as a nondiversified company as that term is defined in the Investment Company Act. See "Risk Factors" and "Investment Company Act Regulation."



     LEGAL AND TAX STATUS. The Fund has been formed as a limited liability company and as such is governed by an Operating Agreement which defines many of the rights and responsibilities of the Directors, Investment Managers, and Investors. The Directors have elected to treat the Fund as a partnership for tax purposes and do not intend to elect otherwise. The Fund will not seek a ruling from the Internal Revenue Service concerning the Fund's tax status. See "Tax Information."



     INVESTMENT OBJECTIVES. The investment objectives of the Fund are long-term capital appreciation from venture capital investments in emerging growth companies and preservation of Investor capital through risk management and active involvement with such companies. These venture capital investments are expected to be primarily in the form of common stock, preferred stock, or debt securities convertible into or warrants or options exercisable for preferred or common stock. Generating current income for distribution to Investors will not be a factor in the selection of investments. By the end of the two and one half year period after the initial public offering of Shares, at least 50% of the Fund's total assets will be invested in securities designed to meet its business purpose in accordance with Sections 2(a)(48) and 55(a)(1)-(3) of the Investment Company Act. THERE IS NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVES CAN BE ACHIEVED. See "Risk Factors," "Business of the Fund," and "Prior Funds."



     CO-INVESTMENT. The Investment Managers expect that many of the Fund's investments will be made in conjunction with other venture capital funds, which may include other funds managed by the Investment Managers. Any co-investments made in a Portfolio Company at the same time with other funds managed by the Investment Managers will be on substantially the same terms and conditions. The Fund also might invest in follow-on fundings of Portfolio Companies in which other funds managed by the Investment Managers previously invested. Such investments can be made without any approval of the Investors. However, such investments would require the approval of a majority of the Independent Directors and generally would require an exemptive order from the SEC, for which the Investment Managers intend to apply. There can be no assurance that such exemptive order will be issued by the SEC.

     SENIOR SECURITIES; BORROWING. The Fund does not intend to issue senior interests or debt securities and does not intend to use significant leverage. In order to maximize the internal rate of return to Investors, the Fund may elect to obtain and utilize a line of credit secured by the assets of the Fund, in an amount not to exceed 50% of Aggregate Capital Contributions. Such a line of credit could be used for operating expenses, follow-on investments, or other general Fund purposes.

     RISKS; CONFLICTS OF INTEREST. The economic benefit from an investment in the Fund depends on many factors beyond the control of the Investment Managers. The purchase of Shares involves a number of significant risks. Venture capital investments involve a high degree of business and financial risk and may result in substantial losses. See "Risk Factors" and "Business of the Fund." Prospective investors should also read the information regarding conflicts of interest that exist. See "Conflicts of Interest."


     MANAGEMENT. The Operating Agreement provides that the Fund will be managed by the Directors, initially five in number, three of whom will not be "interested persons" of the Fund or its Affiliates as that term is defined in the Investment Company Act (herein, the "Independent Directors") and two being affiliated with the Investment Managers (herein, the "Affiliated Directors"). The Investment Managers, subject to the supervision of the Directors, will be responsible for finding, evaluating, structuring, monitoring, and liquidating the Fund's venture capital investments and will be compensated as described in "Compensation of the Investment Managers, their Affiliates, and the Independent Directors." The Investment Managers act as Managing General Partners for a number of other public and private funds (see "Prior Funds"). See "Management of the Fund" for a description of the Investment Managers and the Investment Managers' key personnel.



     TERM OF THE FUND. The Fund will dissolve December 31, 2007, subject to the right of the Directors to extend the term for up to two additional two-year periods if they determine such extensions are in the best interest of the Fund and its Investors.



     COMPENSATION TO INVESTMENT MANAGERS. In addition to the Investment Managers' distributive shares of Fund profits, losses, and distributions detailed below, the Fund will reimburse and pay the Investment Managers, on the commencement date and as additional Investors are accepted, a Management Fee equal to 4% of total Investor Capital Contributions for the first year of Fund operations, and a Management Fee equal to 2% for the second year of operations. Thereafter, the Fund will pay the Investment Managers an annual Management Fee equal to 2% of Adjusted Capital Contributions for each subsequent year. "Adjusted Capital Contributions" equal total Investor Capital Contributions reduced by the cost basis of any Portfolio Company securities (i) distributed to, or liquidated and the proceeds distributed to, the Investors, or (ii) written off with no further attempt being made by the Investment Managers to aid the Portfolio Company, but not reduced by net operating losses of the Fund. A full year's Management Fee will be paid on the Commencement Date for each Investor whose subscription has been accepted by the Fund as of that date and thereafter as each additional Investor is admitted to the Fund, without proration for the amount of time such Investor was an Investor. Management Fees for the years after the closing date shall be payable monthly in arrears. The Investment Managers will also be reimbursed by the Fund for Operational Costs incurred on behalf of the Fund. Based on their experience, the Investment Managers expect annual Operational Costs (excluding the Management Fee) to be approximately 3% of the total capital being sought by the Fund. Actual Operational Costs in any particular year may exceed this estimate. The Investment Managers will also be reimbursed for actual Organizational Expenses, and TFSC will be reimbursed for actual costs incurred in distribution of the Fund's shares. TFI will receive 100% of the Management Fee due to the Investment Managers to the extent of its costs incurred managing the Fund. TFL will receive the remainder of the Management Fee to cover its costs. TFL will receive 99% of the profit allocation due to the Investment Managers with TFI receiving the additional 1%. See "Compensation of the Investment Managers, their Affiliates, and the Independent Directors."


     ALLOCATION OF PROFITS AND LOSSES. The Net Profit of the Fund will be allocated first (i) to those Investors with deficit Capital Account balances until the deficits have been eliminated, then (ii) to the Investors as necessary to offset any Net Loss previously allocated to such Investors until each Investor has been allocated cumulative Net Profit equal to the cumulative Net Loss previously allocated to such Investor, and finally (iii) 80% to the Investors to be allocated in proportion to Shares held and 20% to the Investment Managers. Net Loss will generally be allocated 99% to the Investors and 1% to the Investment Managers; provided, that, if Net Profit had previously been allocated under (iii) above, Net Loss will first be allocated to the Investors as necessary to offset the Net Profit previously allocated until each Investor has been allocated cumulative Net Loss equal to cumulative Net Profit previously allocated to such Investor under (iii) above. Special allocations also are provided to prevent an Investor from having a deficit Capital Account. See "Allocation of Profits and Losses."


     DISTRIBUTIONS. Gross income earned by the Fund from short-term investments will be used to offset operating expenses, and the primary source of distributable cash will be proceeds from the liquidation of venture capital investments not reinvested. It is unlikely that any significant distributions of proceeds from venture capital investments will be made in the first four to five years of the Fund's operation. Distributions will be made, to the extent of Cash and Securities Available for Distribution, 99% to the Investors and 1% to the Investment Managers until Investors have received distributions (in cash or securities valued at the date of distribution) equal to their Capital Contributions. Thereafter, distributions will be made 80% to Investors and 20% to the Investment Managers. Distributions to Investors will be made in proportion to the Investors' respective Capital Account balances. Prior to liquidation, the Directors, in their sole discretion, will determine the amount and timing of any distribution of cash or portfolio securities. As soon after the date of dissolution as possible, the Investors will receive a liquidating distribution of the remaining assets of the Fund based on their allocable share thereof. The SEC has granted the Fund an exemptive order under Section 206A of the Investment Advisers Act of 1940 ("Advisers Act") exempting the Fund from
Section 205(a)(1) of the Act. The exemption allows the Fund to distribute securities in-kind and deem as realized gains or losses on such securities distributed to the Investors. See "Distributions."

                                   FEE TABLE



Shareholder Transaction Expenses
     Sales Load (as a percentage of offering price)....................................     0.00%
     Dividend Reinvestment and Cash Purchase Plan Fees.................................     0.00%
Annual Expenses (as a percentage of aggregate Capital Contributions of the Investors)
     Management Fees.........................   4% of total Capital Contributions for the first
                                                year of the Offering Period
                                                2% of total Capital Contributions for the second
                                                  year of the Offering Period
                                                2% of Adjusted Capital Contributions per year
                                                  thereafter
     Reimbursement of Distribution
       Expenses..............................   Actual expenses as incurred by TFSC
     Reimbursement of Organizational
       Expenses..............................   Actual expenses as incurred
     Reimbursement of Operational Costs......   Actual expenses as incurred
     Interest Payments on Borrowed Funds(1)............................................     0.00%
     Other Expenses....................................................................     0.00%
     Total Annual Expenses.............................................................         %


----------------------------------------------------------------------------------------------------------
                            EXAMPLE                               1 YEAR    3 YEARS    5 YEARS    10 YEARS

----------------------------------------------------------------------------------------------------------
An Investor would pay the following expenses on a $1,000
  investment, assuming a 5% annual return(2):                      $ 75      $ 177      $ 290       $540



---------------


(1) Assumes no leverage.


(2) Based on estimated amounts for the respective fiscal years.



     The purpose of this table is to assist investors in understanding the various costs and expenses that an Investor in the Fund will bear directly or indirectly. See "Compensation of the Investment Managers, Their Affiliates, and the Independent Directors," "Allocation of Profits and Losses," and "Use of Proceeds."


                           SUITABILITY CONSIDERATIONS


     Shares in the Fund may be an appropriate investment for a person who wants to place a small portion of his or her portfolio in an aggressive growth investment that further diversifies his or her holdings. Professionally managed venture capital funds that have invested in a broad group of emerging companies typically have produced significant returns but also entail significant risks. Investment in the Fund is appropriate only for persons who have no need for liquidity of their investment for a number of years. Prospective investors will be required to have a net worth (exclusive of home, furnishings, and automobiles and any liabilities secured by those assets) of at least $60,000 and expect to have annual gross income from any source of at least $25,000; or have a net worth (as computed above) of at least $150,000. The Investor may invest no more than 10% of his or her net worth in the Fund.


     TAX CONSIDERATIONS. The "Tax Information" section in this Prospectus applies mainly to Investors who are individuals and not to trusts, pension and profit-sharing plans, or corporations. Because actual tax consequences will depend on each Investor's unique circumstances, each prospective investor is advised to seek independent tax and financial counsel in evaluating the individual merits and suitability of this investment.


     TRANSFERS. The Fund may require assurances that there will be no adverse tax or regulatory consequences to the Fund before agreeing to any transfer of Shares. In any event, there are significant restrictions on an Investor's ability to transfer Shares by an Investor. See "Risks of the Fund -- Lack of Liquidity" within the "Risk Factors" section.

                                HOW TO SUBSCRIBE

     Each prospective investor who desires to purchase at least ten Shares ($1,000) must complete, execute, and submit to Technology Funding Venture Capital Fund VI, LLC, the Subscription Agreement located on this website and authorize a payment mechanism in the amount of the full purchase price. At any time during the Offering Period, Investors may subscribe for any additional number of whole shares by executing an additional Subscription Agreement. Payment methods are described more fully in the Subscription Agreement.

     A subscriber's payment will be returned promptly in full if their Subscription is not accepted by the Fund. All information provided by Investors will be kept confidential and disclosed only to the Investment Managers and their Affiliates, consultants, or service providers except as required by appropriate governmental, administrative, and regulatory authorities.

                                  RISK FACTORS


     PROSPECTIVE INVESTORS SHOULD READ ALL SECTIONS OF THIS PROSPECTUS AND CONSULT WITH THEIR FINANCIAL, TAX AND LEGAL ADVISORS REGARDING THE RISKS OF AN INVESTMENT IN THE FUND.


     In addition to risks identified elsewhere in this Prospectus, risks relating to an investment in the Fund can generally be classified as venture capital risks of the Portfolio Companies (i.e., risks that are inherent in equity investments in emerging growth companies) and risks of the Fund (i.e., risks that arise from the proposed structure of Fund operations or the nature of Fund investments). Prospective investors should carefully consider the risks that are described below, as well as the information set forth under "Conflicts of Interest."

                             VENTURE CAPITAL RISKS

     Substantial appreciation of the equity securities of Portfolio Companies is essential to achieving the Fund's return objectives with respect to its venture capital investments.

     NATURE OF VENTURE CAPITAL RISKS. Although venture capital investments offer the opportunity for significant gains, each investment involves a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investing in companies in an early-stage of development or with little or no operating history, companies operating at a loss or with substantial variations in operating results from period to period, and companies with the need for substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and service capabilities, and a larger number of qualified managerial and technical personnel. The Fund anticipates that it may make significant equity investments in companies in rapidly changing high-technology fields; such companies may face special risks of product obsolescence and may encounter intense competition from other companies. These risks are explained in more detail below.


     TECHNOLOGY. Particularly in early-stage companies, a major risk is the potential inability of a Portfolio Company to commercialize its technology or product concept with the resources it has available. Although many of the Portfolio Companies may be later-stage companies that have developed products, the ultimate success of such companies will depend to a large extent on their ability to continue to create new products and improve existing ones. There can be no assurance that the development efforts of any Portfolio Company will be successful or, if successful, will be completed within the budget or time period originally estimated. Additional investments by the Fund may be necessary to complete such development, and there is no assurance that such funds will be available from any source.


     MARKETING. The markets for new products and services may be highly competitive, rapidly changing, or both. Commercial success is frequently dependent on marketing and support resources, the effectiveness and sufficiency of which are very difficult to predict accurately. While this is a significant risk for all Portfolio

Companies, it is one of the principal economic risks of second- and third-stage Portfolio Companies, which are anticipated to receive a large portion of the Fund's equity investments. There can be no assurance that the marketing efforts of any particular Portfolio Company will be successful or that any such company's products or services can be sold at a price and volume that will allow it to be profitable. High technology products and services often have a limited market or life-span. No assurance can be given that the products or services of a particular Portfolio Company will not become obsolete or require significantly more capital to obtain or maintain an adequate market share for the success of the business.

     PERSONNEL. The success of any venture is dependent upon the availability of qualified personnel. The day-to-day operations crucial to success will be in the hands of the management of each Portfolio Company. Each company's management must have a philosophy and personality appropriate for that company's particular stage of development. Early-stage companies typically need entrepreneurial talents, while more mature companies require a higher level of infrastructure and managerial coordination. Competition for qualified personnel is intense at any stage of development. High turnover of personnel has become endemic in many rapidly growing industries and could severely disrupt a Portfolio Company's implementation of its business plan. Similarly, the ability of a Portfolio Company's personnel, particularly its founders, to accept and make the difficult transitions that occur as the company matures is hard to predict or manage. No assurance can be given that the Portfolio Companies will be able to attract and retain the qualified personnel necessary for success, or that the Investment Managers can select Portfolio Companies that have, or can obtain, the necessary management resources.


     MANAGEMENT. The success of the Fund will depend upon the success of the Portfolio Companies and, in great part, upon the abilities of their management. Although the Fund, in conjunction with other venture capital investors, expects to provide Portfolio Companies with a great deal of assistance (particularly with regard to capital formation, major personnel decisions, and strategic planning), the day-to-day operations will be in the hands of the management of the Portfolio Companies. As the Portfolio Companies have yet to be identified, Investors must rely upon the Investment Managers to select Portfolio Companies that have, or can obtain, the necessary management resources. There can be no assurance that such selection will be successful. See "Business of the Fund" and "Prior Funds."


     COMPETITION. Most emerging markets are highly competitive. The Fund anticipates that nearly all Portfolio Companies will compete against firms with more experience and greater financial resources than such companies.

     ADDITIONAL CAPITAL. The Investment Managers expect that most Portfolio Companies will require additional equity financing to satisfy their working capital requirements. The amount of additional equity financing needed will depend upon the maturity and objectives of the particular company. Each round of venture financing (whether from the Fund or other investors) is typically intended to provide a Portfolio Company with enough capital to reach the next major valuation milestone. See "Business of the Fund." If the funds provided are not sufficient, a company may have to raise additional capital at a price unfavorable to the existing investors, including the Fund. The availability of capital is generally a function of capital market conditions that are beyond the control of the Fund or any Portfolio Company. There can be no assurance that the Investment Managers or the Portfolio Companies will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source.

     TIME REQUIRED TO MATURITY OF INVESTMENT. The Investment Managers intend to invest funds available for equity investments as rapidly as is consistent with the investment objectives of the Fund. However, it is anticipated that there will be a significant period of time (up to three or four years) before the Fund has completed the initial selection of Portfolio Companies for its first round of equity investments. Venture capital investments typically take from four to eight years from the date of initial investment to reach a state of maturity at which liquidation can be considered. In light of the foregoing, it is unlikely that any significant distributions of the proceeds from the liquidation of equity investments will be made until the later years of the Fund.

     ILLIQUIDITY OF VENTURE CAPITAL INVESTMENTS. It is anticipated that most of the holdings in Portfolio Companies will be securities that are subject to restrictions on resale. Generally, unless the securities are subsequently registered under the Securities Act of 1933 (the "Securities Act"), the Fund will not be able to sell these securities unless it meets all of the conditions of Rule 144 or another rule under the Securities Act that permits limited sales under specified conditions. When restricted securities are sold to the public, the Fund may be deemed an "underwriter," or possibly a controlling person, with respect thereto for the purpose of the Securities Act and may be subject to liability as such under the Securities Act.

     Other practical limitations may inhibit the Fund's ability to sell or distribute the securities of Portfolio Companies. For example, the Fund may own a relatively large percentage of a Portfolio Company's outstanding securities, or customers, other investors, financial institutions, or management may be relying on the Fund's continued investment. Sales of securities of Portfolio Companies may also be limited by the overall condition of the securities market. In the past few years, the market for equity securities has been volatile, especially for securities of high-technology companies. Accordingly, the market price for public portfolio securities may be adversely affected by factors unrelated to the operating performance of the Portfolio Companies. The above limitations on liquidity of the Fund's equity investments could prevent a successful sale thereof, result in delay of any sale, or reduce the amount of proceeds that might otherwise be realized.

     NEED FOR FOLLOW-ON INVESTMENTS. Following its initial investment in Portfolio Companies, the Fund anticipates that it will be called upon to provide additional funds to Portfolio Companies or have the opportunity to increase its investment in a successful situation. See "Business of the Fund." Although the Fund intends to maintain reasonable reserves and may borrow to make follow-on equity investments, there is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient funds to make all such investments. If the Fund is unwilling or unable to make a follow-on equity investment, the negative impact on a Portfolio Company in need of such investment may be substantial. The Fund's failure to make a follow-on investment may also result in a significant reduction in the Fund's ownership percentage in a Portfolio Company or a missed opportunity for the Fund to increase its participation in a successful situation.

                               RISKS OF THE FUND


     PORTFOLIO COMPANIES UNIDENTIFIED. As of the date of this Prospectus, the Fund has not made any equity commitments to any Portfolio Company. Therefore, prospective investors will not have an opportunity to evaluate specific Portfolio Companies prior to making an investment in the Fund and will be entirely dependent upon the Investment Managers for selecting and negotiating with potential Portfolio Companies. If the Fund makes material financing commitments to Portfolio Companies before the end of the Offering Period, such additional investments will be disclosed on the TFI web site within the Fund's annual report as required by the 1934 Act.


     MINIMUM PROCEEDS; FUNDING AND PORTFOLIO BALANCE. The Fund will begin investment operations immediately. The number of investments, portfolio balance, and potential profitability of the Fund could be affected by the amount of funds at its disposal and, if it were to continue investment operations with only the initial capitalization, the Fund's investment return might be adversely affected by a single investment decision. At a lower funding level the number and diversity of investments will be smaller.

     SUBSTANTIAL INITIAL LOSSES. It is anticipated that most of the capitalization of the Fund, except for operating cash reserves and funds set aside for follow-on investments in then-existing Portfolio Companies, will be expended or committed by the end of the year 2001, which is expected to be prior to the receipt of any substantial realized gains by the Fund. The Investment Managers anticipate that the Fund and a number of the Portfolio Companies will sustain substantial losses in the initial three or four years of operation. It is possible that these losses may never be recovered. There can be no assurance that the Fund will ever be profitable.


     RELIANCE ON MANAGEMENT. All decisions with respect to the management of the Fund will be made exclusively by the Directors. Investors, except for the Investment Managers, will have no right or power to take part in the management of the Fund and will not receive any of the detailed financial information issued by Portfolio Companies that is available to the Directors.

     NEW BUSINESS. Although the key personnel of the Investment Managers have considerable prior venture capital investment experience (see "Management of the Fund" and "Prior Funds"), the Fund itself has recently been formed and has no operating history.

     COMPETITION FOR INVESTMENTS. The Fund expects to encounter competition from other entities having similar investment objectives (including others that are affiliated with the Investment Managers). Historically, the primary competition for venture capital investments has been from venture capital funds and corporations, venture capital affiliates of large industrial and financial companies, small business investment companies, and wealthy individuals. Additional competition is anticipated from foreign investors and from large industrial and financial companies investing directly rather than through venture capital affiliates. Many of the Fund's competitors are subject to regulatory requirements substantially different from those to which the Fund is subject, and, as a consequence, they may have a competitive advantage to the extent that the regulations under which the Fund operates restrict its abilities to take certain actions. The Fund will frequently be a co-investor with other professional venture capital groups, and these relationships with other groups may expand the Fund's access to investment opportunities.


     FEDERAL INCOME TAX RISKS. The Fund is organized as a limited liability company, and the Directors have elected to treat the Fund as a partnership for federal tax purposes. It is not anticipated, and the Directors do not foresee the possibility of making an alternative election. The principal tax risks to the Investors are that: (i) the Fund could be classified as a publicly-traded partnership taxable as a corporation rather than as a partnership for purposes of federal income tax law, which would require the Fund to pay income tax at corporate tax rates on its net income, would prevent the Investors from deducting their distributive share of losses, and would cause any distributions to Investors to be taxed to Investors as dividend income to the extent of earnings and profits of the Fund; (ii) the allocation of Fund items of income, gain, loss, and deduction in the Operating Agreement may not be respected for federal income tax purposes; (iii) all or a portion of the Fund's expenses could be considered either investment expenses (which would be deductible by an Investor only to the extent the aggregate of such expenses exceeded 2% of such Investor's adjusted gross income) or as nondeductible items that must be capitalized; (iv) all or a substantial portion of the Fund income could be deemed to constitute unrelated business taxable income, such that tax-exempt Investors could be subject to tax on their respective portions of such income;
(v) a portion of the losses, if any, allocated to the Investors could be "passive losses" and thus deductible by the Investor only to the extent of passive income; and (vi) the Investors could have capital losses in excess of the amount that is allowable as a deduction in a particular year.


     Although the Fund has obtained an opinion of counsel that the Fund will be treated as a partnership for federal income tax purposes rather than a publicly traded partnership taxable as a corporation, the Fund will not obtain a ruling from the Internal Revenue Service (the "IRS") regarding this or any other matter. See "Tax Information." The tax consequences of investing in the Fund could be altered at any time by legislative, judicial, or administrative action. Prospective investors are urged to consult their own tax advisors prior to investing in the Fund.

     The IRS may audit the Fund's tax returns. Any audit issues will be determined at the Fund level. If adjustments are made by the IRS, corresponding adjustments will be required to be made to the federal income tax returns of the Investors, which may require payment of additional taxes, interest, and penalties. Audit of a Fund return may result in examination and audit of an Investor's return that otherwise might not have occurred, and such audit may result in adjustments to items in the Investor's return that are unrelated to the Fund. Each Investor must bear the expenses associated with an audit of that Investor's return.


     THE FOREGOING IS A SUMMARY OF CERTAIN SIGNIFICANT FEDERAL INCOME TAX RISKS RELATING TO AN INVESTMENT IN THE FUND. THIS SUMMARY SHOULD NOT BE INTERPRETED AS A REPRESENTATION THAT THE MATTERS REFERRED TO HEREIN ARE THE ONLY TAX RISKS INVOLVED IN THIS INVESTMENT OR THAT THE MAGNITUDE OF SUCH RISKS IS NECESSARILY EQUAL. FOR A MORE DETAILED DISCUSSION OF THESE AND OTHER FEDERAL INCOME TAX RISKS OF AN INVESTMENT IN THE FUND, SEE "TAX INFORMATION."

     DISTRIBUTIONS. There can be no assurance that any distributions to the Investors will be made by the Fund or that aggregate distributions, if any, will equal or exceed the Investors' investment in the Fund. Sales of Portfolio Company securities will be the principal source of distributable cash to the Investors. The Directors have absolute discretion in the timing of distributions to the Investors, but the income tax liability of the Investors depends on the profits of the Fund, regardless of whether distributions are made. Securities acquired by the Fund through equity investments will be held by the Fund and will be sold or distributed at the sole discretion of the Directors. See "Allocation of Profits and Losses" and "Distributions."

     BORROWING. The Fund may borrow (but not in excess of 50% of Investors' Capital Contributions) and, in connection with loans, may mortgage, assign, or otherwise encumber any Fund asset. Such borrowings may be used for any Fund purpose, including working capital or follow-on investments in Portfolio Companies. The Investment Managers may consent to or guarantee any necessary Portfolio Company borrowings so long as the aggregate guarantees outstanding plus Fund borrowing at any time do not exceed 50% of Investors' Capital Contributions. Although Investors generally will not be liable for Fund borrowings or guarantees beyond the amount of their Capital Contributions, any borrowings would be Fund obligations to be repaid from Fund assets, which would reduce the cash available for distribution to Investors and could result in taxable income to Investors without cash distributions. The use of such leverage would exaggerate increases or decreases in the Fund's net asset value as contrasted to the value of its total assets. Although the Investment Company Act permits the Fund to issue multiple classes of senior debt and a single class of interests senior to the Shares, the Investment Company Act limits distributions while such securities are outstanding unless certain conditions are satisfied. See "Investment Company Act Regulation."

     PORTFOLIO COMPANY LIABILITIES. The Fund will participate actively in the management of many Portfolio Companies, often having representatives serve as a member of a Portfolio Company's Board of Directors. Consequently, the Fund may be subject to liability from lawsuits against its representatives as directors. Because director liability insurance is typically not available at a reasonable price, the Fund's assets, including assets not related to those Portfolio Companies, may be exposed to the claims of creditors of such Portfolio Companies. The Investment Managers will try to limit Fund exposure to such claims and liabilities where practical; however, such efforts may not be successful. Although Investors generally will be liable only for the respective amounts of their Capital Contributions, liability for Portfolio Company claims or liabilities would adversely affect the amount of cash available for distribution to the Investors.

     LIABILITY OF INVESTORS. The Fund has been formed under the Delaware Limited Liability Company Act, as amended from time to time (the "Act"). Generally, the liability of an Investor will be limited, except to the extent provided in the Operating Agreement and under Delaware law, to the amount of such Investor's Capital Contribution plus such Investor's share of any assets and undistributed profits of the Fund.


     LACK OF LIQUIDITY. There is no public or secondary market for the Shares, nor is one likely to develop. Federal and state laws impose restrictions on the resale of the Shares. In addition, the Operating Agreement prohibits certain types of transfers in order to prevent the development of a secondary market for the Shares and resultant adverse tax consequences. The Operating Agreement also places restrictions on the transferability and sale of Shares, including the requirement that the admission of an assignee to the Fund as a Substituted Investor may occur only with the consent of the Directors, which consent is at their sole discretion. Consequently, investment in the Fund will have little, if any, collateral value or liquidity and should be made only as a long-term investment. See "Suitability Requirements" and "Additional Aspects of the Fund."


     EXPENSE OF REMOVING INVESTMENT MANAGERS AND OTHER INVESTOR VOTES. Although the Operating Agreement provides that the Investors may remove the Investment Managers under certain circumstances, such removal is not a simple process, may require substantial expenditures, and could have negative financial and other consequences for the Fund. The removal of the Investment Managers and various other actions that Investors are able to take under the Operating Agreement require Investor votes to accomplish.

     LACK OF SEPARATE REPRESENTATION. Counsel for the Fund in connection with this offering is also counsel to the Investment Managers. The attorneys and other professionals who perform services for the Fund also perform services for the Investment Managers and other funds managed by the Investment Managers. If a conflict of interest arises and cannot be resolved, or if the consent of the respective parties cannot be obtained to the continuance of such dual representation after full disclosure of such conflict, such professionals will withdraw from the representation of one or both of the conflicting interests with respect to the matter involved. See "Conflicts of Interest."

     CONFLICTS OF INTEREST. The Investment Managers will be subject to various conflicts of interest in managing the investments of the Fund. The Investment Managers and their Affiliates have organized, and will continue to organize, entities to provide various forms of financing to emerging companies. Such entities may fund companies similar to the Portfolio Companies of this Fund resulting in competition to the Fund. The Fund may co-invest in some Portfolio Companies with other funds managed by the Investment Managers and may participate in follow-on investments in such Portfolio Companies, subject to a majority vote of the Independent Directors and, if necessary, an exemptive order from the SEC. The principals of the Investment Managers themselves have invested, and may make future investments, in emerging growth companies. The Operating Agreement and the Investment Company Act place restrictions upon the ability of the Investment Managers to invest Fund assets in such companies. See "Investment Company Act Regulation." None of the personnel of the Investment Managers or their Affiliates will devote their entire time to the Portfolio Companies or the Fund.

     REGULATION. The Fund has elected to be regulated as a BDC under the Investment Company Act, which imposes numerous restrictions on the activities of the Fund, including restrictions on the nature of its investments, its use of leverage, and its issuance of securities, options, warrants, or rights. Among the restrictions is the requirement that a majority of the Directors be individuals who are not "Interested Persons" of the Fund as defined in the Investment Company Act and that the Fund generally must invest at least 70% of its assets in securities of nonpublic companies or shares of public companies which shares are not eligible for margin loans under the rules of the Federal Reserve Board. In addition, a BDC must make significant managerial assistance available to the Portfolio Companies whose securities it purchases. Although the Directors and Investment Managers believe that the constraints applicable to BDCs are consistent with the objectives of the Fund, such constraints could prohibit the Fund from investing in some potentially attractive situations that might otherwise be available if such an investment would not disqualify the Fund from its status as a BDC. See "Investment Company Act Regulation."

     Because there are no judicial and few administrative interpretations of portions of the Investment Company Act legislation applicable to the Fund, there is no assurance that the legislation will be interpreted or administratively implemented in a manner consistent with the Fund's objectives and intended manner of operation. In the event the Directors determine that the Fund cannot operate effectively under the Investment Company Act, it may at some future date decide to withdraw the Fund's election as a BDC and transform the Fund into an operating company not subject to regulation under the Investment Company Act or cause the Fund to liquidate. These changes may not be effected without the approval of a Majority in Interest of the Investors.

                    COMPENSATION OF THE INVESTMENT MANAGERS,
                THEIR AFFILIATES, AND THE INDEPENDENT DIRECTORS

     INVESTMENT MANAGERS. In addition to their distributive shares of Fund profits, losses, and distributions (see "Allocation of Profits and Losses" and "Distributions"), the Investment Managers will receive from the Fund in connection with the activities of the Fund certain fees and compensation, which are described below:

     (i) ORGANIZATIONAL EXPENSE PAYMENTS to reimburse the Investment Managers for actual expenses paid or incurred by the Investment Managers or their Affiliates in connection with organizing the Fund, including legal, accounting, and publishing expenses relating to this Prospectus, registration statement, and related filings.

     (II)A MANAGEMENT FEE EQUAL TO 4% OF TOTAL INVESTOR CAPITAL CONTRIBUTIONS FOR THE FIRST YEAR OF FUND OPERATIONS, 2% FOR THE SECOND YEAR AND 2% OF ADJUSTED CAPITAL CONTRIBUTIONS FOR EACH SUBSEQUENT YEAR to compensate the Investment Managers. A full 4% Management Fee shall be payable for each Investor whose subscription is accepted by the Fund without proration for the amount of time such Investor was an Investor during the Offering Period. To the extent such payment is determined to be a payment in advance prohibited by regulation, the advance portion of the payment will be deferred as necessary to avoid such determination. The Management Fees for the years after the Closing Date shall be payable monthly in arrears, beginning with the month following the Closing Date. To the extent Fund cash reserves are insufficient to pay the entire Management Fee when due, the unpaid fee shall be carried forward and paid when cash reserves are sufficient to allow the payment. TFI will receive 100% of the Management Fee due to the Investment Managers to the extent of its costs incurred managing the Fund. TFL will receive the remainder of the Management Fee to cover its costs. TFL will receive 99% of the profit allocation due to the Investment Managers with TFI receiving the additional 1%.



     TFSC will pay all Distribution Expenses and will be reimbursed by the Fund. All Operational Costs incurred for the benefit or on behalf of the Fund will be paid, or reimbursed to the Investment Managers, by the Fund. Operational Costs whether paid directly by the Fund or reimbursed to the Investment Managers include, without limitation, consultants' fees, legal and accounting fees (other than those included in Organizational Expenses and Offering Expenses), and the costs of goods, materials, and services used for the benefit of the Fund and obtained from entities unaffiliated with the Investment Managers. The Fund will also reimburse the Investment Managers or their Affiliates for Fund Operational Costs incurred by the Investment Managers or their Affiliates necessary to the operation of the Fund, provided that the reimbursement is at the lower of the Investment Managers' or their Affiliates' cost or the amount the Fund would be required to pay to independent parties for comparable services in the same geographic location.



     No reimbursement will be permitted for services for which an Investment Manager is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement are expenses of a general and administrative nature that are specifically incurred by the Investment Managers solely for their own accounts and are not attributable to services provided to or for the Fund. "Distribution Expenses," "Organizational Expenses," and "Operational Costs," are defined in greater detail in the Operating Agreement. See Exhibit A.


     The audited financial statements of the Fund will include all costs reimbursed to the Investment Managers or their Affiliates.

          SUMMARY OF INVESTMENT MANAGER COMPENSATION AND ALLOCATIONS*


Reimbursement of Distribution Expenses           Actual expenses as incurred by TFSC
Reimbursement of Organizational Expenses         Actual expenses as incurred
Reimbursement of Operational Costs               Actual expenses as incurred
Management Fees                                  4% of total Capital Contributions for the
                                                   first year of the Offering Period
                                                 2% of total Capital Contributions for the
                                                   second year of the Offering Period
                                                 2% of Adjusted Capital Contributions per
                                                   year thereafter**
Investment Managers Profit Allocation            20% of profits***


---------------
  * Percentages are based on aggregate Capital Contributions of the Investors unless otherwise indicated.

 ** "Adjusted Capital Contributions" equal total Investor Capital Contributions raised in the Offering reduced by the cost basis of any Portfolio Company securities (i) distributed to, or liquidated and the proceeds distributed to, the Investors, or (ii) written off with no further attempt being made by the Investment Managers to aid the Portfolio Company, but not reduced by net operating losses of the Fund.

*** The Investment Managers generally have only a 1% interest in profits to the extent that there have been losses that were allocated 99% to the Investors and 1% to the Investment Managers and such losses have not been offset by profits allocated 99% to the Investors and 1% to the Investment Managers. See "Allocation of Profits and Losses" and "Distributions."

     INDEPENDENT DIRECTORS. Each Independent Director will receive from the Fund in connection with the activities of the Fund certain fees and compensation, which are described below:


        (i)   ANNUAL FEE of $10,000 per year, payable in quarterly installments;


        (ii) INDEPENDENT DIRECTORS MEETING FEE of $1,000 per meeting of the Independent Directors attended up to an annual limit of $4,000;

        (iii) COMMITTEE MEETING FEE of $1,000 per meeting of a committee (e.g., an Audit Committee) of the Independent Directors attended up to an annual limit of $4,000, unless held on the same day and place as an Independent Directors meeting, in which case no additional fee will be paid; and

        (iv) EXPENSE REIMBURSEMENT of out-of-pocket expenditures relating to meetings of the Independent Directors or any separate committee meeting.

     The Operating Agreement allows the Independent Directors to increase their compensation only with the approval of a Majority in Interest of the Investors.

                        ALLOCATION OF PROFITS AND LOSSES

     Net Profits and Net Losses of the Fund will initially be allocated 99% to the Investors and 1% to the Investment Managers. When the cumulative Net Profits exceed the cumulative Net Losses and Offering Costs, Net Profits and Net Losses will be allocated 80% to the Investors and 20% to the Investment Managers. Net Profits and Net Losses allocated to the Investors as a group will be allocated to each Investor in proportion to the number of Shares held by the Investors. For this allocation, the Shares purchased by the Investment Managers will be treated the same as Shares purchased by other Investors.

     The Operating Agreement also provides for a special allocation to the Investment Managers of any Net Losses in excess of the positive capital account of the Investors. If the allocation of Net Losses has resulted in the Investment Managers having a deficit Capital Account balance, subsequent Net Profits will be specially allocated to the Investment Managers until the deficits have been eliminated.

     The intent of these Net Profit and Net Loss allocations is to provide that the Investors receive 99% of the gains and losses until the Fund's cumulative profits exceed its cumulative expenses and investment losses, and that the Investment Managers are ultimately allocated up to 20% of the Net Profits of the Fund only after taking into account all cumulative Net Losses.

     The following example illustrates the operation of such allocation formulas. The dollar amounts used in the example have been chosen completely arbitrarily and solely for the purposes of illustration, and are not meant to reflect the actual expected results of Fund investments. The example does not take into account the Investment Managers' interest in Fund capital.

     EXAMPLE. The Fund incurs a Net Loss of $100 in year 1. There is no Net Profit or Net Loss in years 2-5. In year 6, the Fund has a Net Profit of $600. In year 7, the Fund liquidates and realizes a Net Loss of $50 on liquidation. The Net Loss of $100 incurred in year 1 is allocated $99 (99%) to the Investors and $1 (1%) to the Investment Managers. In year 6, the Net Profit of $600 is allocated in the following manner: (i) the first $100 is allocated $99 to the Investors (i.e., until the Net Loss previously allocated to them has been offset) and $1 to the Investment Managers (also to offset the Net Loss previously allocated to them); (ii) the remaining $500 are allocated $400 (80%) to the Investors and $100 (20%) to the Investment Managers. Upon liquidation, Net Loss of $50 is allocated $40 (80%) to the Investors and $10 (20%) to the Investment Managers. Accordingly, in this example, the Fund would have had an overall profit of $450, which was allocated $360 to the Investors and $90 to the Investment Managers.

                                 DISTRIBUTIONS

     All Cash and Securities Available for Distribution, as determined by the Directors, shall be distributed no less frequently than annually. Short-term investment income earned will be retained by the Fund to offset operating expenses. The primary source of distributable cash will be proceeds from the disposition of venture capital investments not reinvested. To the extent the Fund incurs indebtedness, the Investment Company Act prohibits distributions to Investors unless the Fund's asset coverage ratio (as defined in the Investment Company Act) is at least 200% at the time of the distribution.


     Because most venture capital investments are illiquid until they mature (e.g., their stock is publicly traded), no significant distributions should be expected in the early years of the Fund.



     Distributions made prior to liquidation of the Fund will be paid 99% to the Investors to the extent of their cash capital contributions and 1% to the Investment Managers until the Investors have received distributions equal to their Capital Contributions. Thereafter, distributions will be made 80% to the Investors as a group and 20% to the Investment Managers. Of that portion distributed to Investors, distributions will be made to the Investors in proportion to their respective Capital Account balances. The Directors shall endeavor to make a minimum distribution no later than 90 days after the fiscal year end to the extent of cash available for distribution to cover the tax liability of the Investors and Investment Managers for any allocations of Net Profit assuming an effective tax rate equal to the sum of the maximum federal tax rate for individuals plus the maximum California tax rate for individuals. The SEC has granted the Fund an exemptive order under Section 206A of the Advisers Act, which exempts the Fund from Section 205(a)(1) of that act. The exemption allows the Fund to distribute securities in-kind and deem as realized gains or losses on securities distributed.


     Distributions upon liquidation of the Fund will be paid to the Investors and Investment Managers either 99% and 1% or 80% and 20% and then to the Investors in proportion to their respective positive capital account balances.

                                USE OF PROCEEDS

     The proceeds of the offering will be applied in the estimated amounts set forth below.


                                                                           AMOUNT       PERCENT
                                                                        ------------    -------
Gross Offering Proceeds(1)...........................................   $100,000,000    100.00%
First-year Management Fee(2).........................................   $ (4,000,000)     4.00%
                                                                        ------------
Amount Available for Investment, Subsequent Years' Management Fees
  and Fund Operational Costs, Organizational Costs, and Distribution
  Expenses...........................................................   $ 96,000,000     96.00%


------------------
(1) Includes the Investment Managers' Capital Contributions. The Investment Managers have contributed to the Fund its initial capital of $100,000.


(2) The First Year Management Fee equals 4% of Investors' Initial Capital Contributions.


     Pending their investment as described herein, the Fund will invest its available funds in interest-bearing bank accounts, money market mutual funds (including the proposed Technology Funding Venture Money Fund), Treasury securities and/or certificates of deposit with maturities of less than one year. The Fund may also invest such funds in commercial paper (rated or unrated) and other short-term securities. Cash, cash items, securities issued or guaranteed by the United States Treasury or United States government agencies and high quality debt securities (commercial paper rated in the two highest rating categories by Moody's Investor Services, Inc. or Standard & Poor's Corporation or, if not rated, issued by a company having an outstanding debt issue so rated or corporate bonds rated at least AA) with maturities of less than one year at the time of investment will qualify for determining whether the Fund has 70% of its total assets invested in types of assets specified in Section 55 of the Investment Company Act. See "Investment Company Act Regulation."


     By the end of the two and one-half year period following the initial public offering of Shares at least 50% of the Fund's total assets will be invested in securities designed to meet its business purpose in accordance with Sections 2(a)(48) and 55(a)(1)-(3) of the Investment Company Act. However, depending on opportunities for investment, a significant portion of the Fund's capital may be invested in temporary investments of the foregoing types during such two and one-half year period.



     In addition, the Fund will apply for an exemptive order from the SEC to allow the Fund to invest either uncommitted reserves or committed reserves not immediately required for investment in qualifying assets in mutual funds sponsored by the Investment Managers including the proposed Technology Funding Post-IPO Venture Fund, a smallcap aggressive growth fund which will be advised by the Investment Managers. The investment objectives of the mutual funds in which the Fund might invest pursuant to such an order will include long term capital appreciation from investments in securities of public companies in industries which will be similar to those of the private companies in which the Fund is expected to invest.


                              BUSINESS OF THE FUND

     The Fund is in the business of venture capital, which is providing growth capital to emerging growth companies and actively helping to build those companies. In the past twenty years, venture capital has become a multibillion dollar industry that is recognized as one of the country's primary sources of new economic growth. The principal reasons for this dramatic growth have been
(i) the venture capital industry's investment rate of return and (ii) the industry's ability to demonstrate that the high risks of loss inherent in investing in unproven companies can be significantly mitigated through investing in a number of companies in a balanced portfolio, and through active professional management of the investments in the individual Portfolio Companies. Historical industry performance is not an indication of future industry performance or Fund performance. The Investment Managers intend to utilize many of the risk management and investment strategies common to the industry. See "Investment Objectives" and "Portfolio Strategy and Policies" below.

                             INVESTMENT OBJECTIVES


     CAPITAL APPRECIATION. The first investment objective of the Fund is to seek long-term capital appreciation from venture capital investments in emerging growth companies. The Fund may also invest in established companies that the Investment Managers believe offer special opportunities for growth. Generating current income for distribution to investors will not be a factor in the selection of investments.



     CAPITAL PRESERVATION. The second investment objective is to preserve Investor capital through risk management and active involvement with Portfolio Companies. Risk management will be accomplished in several ways, including (i) investing in a number of companies serving different markets and at different stages of maturity, (ii) limiting the Fund's investments in very early-stage companies, and (iii) investing in Portfolio Companies with other professional venture capital investors. The Investment Managers also believe that active involvement with Portfolio Companies is essential to achieving the Fund's investment objectives. Any single venture capital investment is risky. Many will not provide any gain, and some will be complete losses. Professional venture capital investors expect, however, that the gains on successful investments will offset the losses and provide a satisfactory percentage return on the entire portfolio. See "Portfolio Strategy and Policies" below.


     THERE IS NO ASSURANCE THAT EITHER OF THE FUND'S PRINCIPAL INVESTMENT OBJECTIVES WILL BE ATTAINED. SEE "RISK FACTORS."

                        PORTFOLIO STRATEGY AND POLICIES

     To meet the Fund's investment objectives, the Investment Managers must (i) identify and invest in prospective Portfolio Companies whose equity has the potential for significant appreciation, and (ii) minimize portfolio losses by careful selection of Portfolio Companies, risk management, and active participation with the Portfolio Companies.

     PORTFOLIO COMPANIES. The Fund will take substantial equity positions in emerging growth companies that the Investment Managers believe have outstanding growth and profit potential.

     Investments may also be made to a lesser extent in established publicly-held or privately-held companies that the Investment Managers believe constitute special situations offering opportunities for capital appreciation. Direct investments in companies with operating histories may involve businesses that are marginally profitable or incurring losses, that have negative net worth, that have products, services, and/or technologies for which market conditions are changing dramatically, or that are involved in bankruptcy or reorganization proceedings. These companies can require significant managerial assistance, and investments in these special situations will be made where the Investment Managers have identified a specific strategy to improve operating performance.

     The Fund may occasionally make investments in publicly-traded securities of emerging growth companies that the Investment Managers believe have long-term growth possibility. The proportion of the Fund's portfolio that such securities may represent is limited by the Investment Company Act. See "Investment Company Act Regulation."

     STRUCTURE OF INVESTMENTS. The Fund's venture capital investments will typically be structured in negotiated, private transactions directly with the issuer. The securities acquired will primarily be common stocks and securities convertible into common stocks, but may also include a combination of equity and debt securities and warrants, options, and other rights to acquire such securities, or limited partnership or joint venture interests. The Fund may also make loans to Portfolio Companies to address temporary cash flow problems and may provide guarantees to Portfolio Company creditors. Most of the venture capital investments made by the Fund will be in private companies or restricted securities of publicly-traded companies and will generally be restricted as to resale or disposition. Consequently, most Portfolio Company equities will be illiquid.

     FOLLOW-ON INVESTMENTS. After its initial investment, the Fund anticipates that it will typically provide additional or "follow-on" financings for a Portfolio Company. See "Risk Factors -- Need for Follow-On Investments." Follow-on investments may be made pursuant to rights to acquire additional securities or otherwise to increase the Fund's ownership position in a successful or promising Portfolio Company. The Fund may also be called upon to provide follow-on investments for a number of other reasons, including providing additional capital to a Portfolio Company to implement the company's business plan, to develop a new line of business, or to recover from unexpected business problems.

     INDEBTEDNESS. The Fund is permitted to use leverage (i.e., borrowed funds or senior securities) to raise all or a portion of the funds required to make follow-on investments and to meet operating expenses. Such borrowing would normally occur in the later years of Fund operations when the Fund's portfolio may have significant value but no liquidity. The Fund may also borrow funds during the offering period to allow it to participate in investment opportunities in anticipation of additional Capital Contributions. The Fund will not otherwise incur indebtedness except as a temporary measure for extraordinary or emergency purposes. The amount of borrowing may not exceed 50% of Investor Capital Contributions.

     RESERVE MANAGEMENT. The Fund must retain significant reserves for a number of years after the Closing Date in order to have sufficient funds for equity-oriented follow-on investments in Portfolio Companies. In order to enhance the rate of return on these reserves and increase the amounts ultimately available for equity-oriented investments and Fund operating expenses, the Fund will engage in a reserve management strategy that may include making secured loans to Portfolio Companies, potential Portfolio Companies, or similar types of corporations. The Fund also expects to invest some portion of these reserves in either publicly traded securities or in mutual funds managed by the Investment Managers, subject to applicable legal limits or SEC exemptive orders.

     AVERAGE INVESTMENT. The amount of funds committed to a Portfolio Company and the ownership percentage received will vary depending on the maturity of the company, the quality and completeness of the management team, the perceived business opportunity, the capital required compared to existing capital, and the potential return. Although investment amounts will vary considerably, the Investment Managers expect that the average investment (including follow-on investments) will be between $750,000 and $2,500,000.


     INVESTMENT PERIOD. The Investment Managers intend to invest the proceeds as rapidly as is consistent with the investment objectives of the Fund. The Fund expects to invest at least 50% of the increase in its total assets in each calendar month during the Offering Period by the final day of that same calendar month two and one-half years later and thus will have invested or committed in excess of 50% of its total assets in securities designed to meet its business purpose in accordance with sections 2(a)(48) and 55(a)(1)-(3) of the Investment Company Act by the end of the two and one-half year period after its initial public offering of Shares. If, after the end of the two and one-half year period, less than 50% of the Fund's total assets have been invested or committed for investment in Portfolio Companies, the Fund, unless a Majority in Interest of the Investors direct otherwise, will make a distribution of capital to its Investors so that, after such distribution, at least 50% of total assets are invested or committed for investment as described in the Prospectus. However, any net offering proceeds invested in Portfolio Companies that are liquidated during said two and one-half year period may be reinvested as described in the Prospectus within the period ending on the later of the end of the two and one-half year period or the twelve-month period following such liquidation. Any portion of such proceeds not so reinvested or committed for reinvestment, to the extent not utilized or reserved for expenses or follow-on investments, will be distributed to Investors as soon thereafter as practicable.



     It is expected that it may take up to three years from the Closing Date for the Fund to complete the investment of all of its initial capital (other than reserves maintained for follow-on investments and operating expenses). However, the total amount invested by the Fund over its life in equity-oriented Portfolio Company investments will equal at least 70% of total Investor Capital Contributions. Equity-oriented investments will include common stocks, securities convertible into common stocks, combinations of equity and debt securities and warrants, options and other rights to acquire securities, or limited partnership or joint venture interests, but will not include short-term or long-term debt instruments that have the primary purpose of income generation and that are temporary investments pending final placement of Fund capital in equity-oriented investments.

     RISK MANAGEMENT. The Investment Managers believe that risk management is essential to achieving the Fund's objective of capital preservation. Risk management will include:

        (i) PORTFOLIO MANAGEMENT. The Investment Managers expect to balance the Fund's portfolio in several ways.

           (a) INDUSTRY. The Fund anticipates investing in Portfolio Companies in a number of different industries, which may include, without limitation, computers and software, electronics, telecommunications, semiconductor manufacturing and equipment, medical and health care products, advanced materials, environmental technologies, and industrial technologies (e.g., factory automation and process control). Such assortment of industries reduces the potential portfolio impact of adverse developments in a particular industry.

           (b) COMPANY. Assuming full funding, the Investment Managers expect that the Fund will invest in as many as 30 to 40 Portfolio Companies. The actual number of Portfolio Companies will be a function of total funds available, and the average investment size will be adjusted to compensate for funds available. Assuming full funding, no more than 20% of the Fund's assets will be committed to any one Portfolio Company.

           (c) MATURITY OF PORTFOLIO COMPANIES. The Fund will also seek a range of Portfolio Company maturities. More mature companies often represent less risk, as they have already survived many of the hazards of growth; however, the price of such companies' equity typically is higher than that of earlier-stage companies that have greater risk but higher appreciation potential. The Investment Managers believe the best balance of risk and reward changes according to industry, technology, and several business and investing cycles. When the Fund's assets are fully invested, however, the Investment Managers anticipate that no more than one-third of the Fund's capital investments will be in seed- or first-stage companies.

              Actual portfolio composition may be dictated by market conditions and funding opportunities that are beyond the Investment Managers' control. Consequently, there can be no assurance that these portfolio management objectives can be met.


        (ii) CO-INVESTMENT. The Investment Managers expect that most of the Fund's investments will be made in conjunction with other venture capital funds, which may include other venture capital funds managed by the Investment Managers. Most later-stage Portfolio Companies require levels of funding in excess of what the Fund could prudently provide by itself. In earlier-stage investments, co-investment allows a greater number of investments, sharing of necessary follow-on investment requirements, and joint involvement in building the Portfolio Company. The investment position of the Fund, along with its co-investors, will typically involve a substantial, and often controlling, interest in the Portfolio Company. By sharing opportunities with other investors, the Fund not only expands the financial and managerial resources available to the Portfolio Company, but also increases referrals to the Fund from other venture investors, particularly those who concentrate their investments in seed-stage companies that may subsequently need later-stage financings provided by the Fund. Prior Funds managed by the Investment Managers have co-invested with more than 100 private venture capital firms and corporate or institutional investors. The Fund will seek to be included in an exemptive order under Rule 17d-1 of the 1940 Act to permit it to co-invest with affiliated BDCs.


     ACTIVE PARTICIPATION. Active involvement with Portfolio Companies and their management is essential to meeting the Fund's objectives. The ability and necessity for such assistance is a major differentiating factor between mutual funds investing passively in securities of publicly traded companies and traditional venture capital firms. This role is more fully discussed in "Venture Capital Operations" below.

     CHANGE OF POLICY; PORTFOLIO TURNOVER. The Fund may not change its investment objectives and policies so as to cease to be, or withdraw its election as, a BDC under the Investment Company Act unless authorized by a Majority in Interest of the Investors. Because venture capital investments are generally for a relatively long period, it is expected that the Fund's rate of portfolio turnover will be low. The short-term nature of the money market securities or other publicly traded securities or mutual funds in which the Fund will invest pending completion of its venture capital investments will result in higher portfolio turnover in that segment of the portfolio. The Fund will not purchase any securities on margin (except for use of short-term credit necessary for the clearance of transactions), make short sales of securities (unless assets are sufficiently segregated or the Fund otherwise owns the securities), or purchase or sell commodities or commodity contracts (other than financial futures contracts) except as permitted by the Investment Company Act or any order issued by the SEC thereunder. By virtue of the election by the Fund to be treated as a BDC under the Investment Company Act, there are certain limitations on the Fund's choice of investments. See "Investment Company Act Regulation."

                           VENTURE CAPITAL OPERATIONS

     The investment operations of the Fund in the venture capital area will consist of the following basic activities:

        (i)   INVESTMENT DEVELOPMENT.   Investment proposals may come to the
              attention of the Investment Managers from many sources, including unsolicited proposals from the public, personal contacts of the Investment Managers, and referrals from banks, lawyers, accountants, and other members of the financial community. However, the principal sources of new investment opportunities are expected to be other professional venture capital firms.

        (ii) INVESTMENT RESEARCH -- EVALUATING INVESTMENT OPPORTUNITIES. Prior to committing funds to an investment opportunity, investigation and research will be conducted by the Investment Managers to assess the prospects and risks of the potential investment. The experience and expertise of the officers and partners of the Investment Managers will be essential to the evaluation of products, markets, industry trends, financial requirements, competition, and the entrepreneurial group associated with a prospective investment. Where appropriate, the Investment Managers may hire, on behalf of the Fund, outside consultants to provide expertise in specialized areas.

        (iii) INVESTMENT STRUCTURING. An important factor in successful venture capital investing is proper structuring of the transaction in terms of price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, control and involvement in the issuer's business, and liquidity. Most of the Fund's venture capital investments will be acquired in transactions that generally are negotiated directly with the Portfolio Company. The Investment Managers will be responsible for conducting such negotiations on behalf of the Fund and will seek to structure the terms of the investment so as to provide for the capital needs of the issuer, while maximizing the Fund's opportunity for long-term capital appreciation. Where appropriate, the Fund, the Investment Managers, or their Affiliates may receive structuring fees, transaction fees, breakup fees, workout fees, or other similar fees for providing such services to potential Portfolio Companies.


        (iv) INVESTMENT MANAGEMENT -- ASSISTING AND PARTICIPATING IN PORTFOLIO COMPANIES. Once an investment is made, success often depends on the venture investors having active and significant participation and influence on major business decisions. Representatives of the Investment Managers, and/or a venture capital co-investor with the Fund, will frequently serve as members of the boards of directors of Portfolio Companies. The Fund will not rely totally on its co-investors to provide managerial assistance for the Portfolio Companies. Neither the Fund nor its affiliates expect to receive significant fees or compensation directly or indirectly from Portfolio Companies. This board representation, as well as the Fund's close working relation-
             ships with the Portfolio Companies' respective management teams, should enable the Fund to exercise significant influence and to provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements, and disposition strategy. Where necessary, the Fund may also assign professional consultants with financial or management expertise to assist on specific company problems. The close tracking of internal financial statements and progress reports, as well as an active working relationship with management teams, form the essential ingredients of effective monitoring and risk control.



        (v) INVESTMENT LIQUIDATION AND EXIT. In order to realize the investment objective of capital gains within the limited duration of the Fund, the venture capital investments must be sold. The method and timing of the disposition of investments are critical elements of maximizing portfolio return. The Fund expects to liquidate its investments through a variety of transactions, including mergers, acquisitions of Portfolio Companies by third parties, sales in registered underwritten offerings, sales in the public market pursuant to exemptions from registration, and negotiated private sales to the Portfolio Companies, other investors in the Portfolio Companies, or other venture capital investors. In addition, the Operating Agreement provides that distributions may be made in cash or securities. The Fund will seek an exemptive order under Section 206A of the Advisers Act to exempt the Fund from Section 205(a)(1) of that act. The exemption allows the Fund to distribute securities in-kind and deem as realized gains or losses on securities distributed in-kind to the Investors.


             The effect of the exemptive order is to allow the Fund to distribute to Investors any portfolio securities that are no longer considered venture capital investments and are traded on any nationally recognized exchange or market. All securities distributed pursuant to the exemptive order will be valued at the average of the closing bid and asked prices at which the relevant securities were quoted on the relevant exchange or market during the five trading days immediately preceding the distribution. Investors will be able to liquidate any securities distributed in-kind.

             The Investment Managers anticipate that the Fund may enter into arrangements to facilitate the eventual sale of securities distributed to Investors at reduced transaction costs to the Investors. However, the Investment Managers also anticipate that Investors who might otherwise receive a relatively small and possibly unwieldy amount of stock pursuant to any distribution proposed to be made in-kind will instead receive only cash distributions which may represent the proceeds of a sale of a block of securities by the Fund or may be cash otherwise made available from operations. For each distribution which could be made partly or wholly in-kind, the Investment Managers will weigh the Fund's ability to liquidate stock efficiently against the Investors' opportunity to control the timing and amount of any gain or loss to be realized on the securities.

             Investors who receive distributions in-kind may be able to affect both the amount and timing of the recognition of any gain or loss on the security for income tax purposes. For distributions made partly in cash and partly in-kind, allocations of Net Profit and Net Loss will be allocated in an amount and manner sufficient to equalize Capital Accounts per Share pursuant to Article 8 of the Operating Agreement.

                             MANAGEMENT OF THE FUND


     The Directors will be responsible for management of the Fund. The Directors will initially be five in number, three of whom will not be "interested persons" of the Fund or its Affiliates as that term is defined in the Investment Company Act (herein, the "Independent Directors") and two being affiliated with the Investment Managers (herein the "Affiliated Directors"). Although the resignation or withdrawal of a Director could temporarily reduce the number of Directors and although the Operating Agreement permits the addition of further Directors, no such changes are presently expected. Subject to the authority and supervision of the Directors, the Investment Managers, TFI and TFL, will be responsible for (i) day-to-day management of the Fund, including analysis and selection of the Portfolio Companies, (ii) negotiation and structuring of financing arrangements, (iii) oversight of the Portfolio Companies, and (iv) day-to-day administration of Fund affairs.


     The day-to-day operations of the Portfolio Companies will be primarily the responsibility of the management of those companies. The Fund will provide assistance to the Portfolio Companies when needed, particularly in the areas of management selection, market analysis, business review, and the formulation of marketing and financing strategies. Where appropriate, representatives of the Fund will serve as representatives on the boards of directors or management committees of Portfolio Companies. Material actions usually will require concurrence of those Fund representatives or the investor group as a whole.



     The Directors have exclusive control of the management of the Fund. Investors will have no right to participate in the control of the Fund.


     Both Investment Managers hold positions as Investment Managers until their successors have been elected to serve. In the event that the Investment Managers are not re-elected and the Investment Managers are not reconfirmed, the Fund will have to seek alternate arrangements with respect to its venture capital portfolio.

                            THE INVESTMENT MANAGERS


     TECHNOLOGY FUNDING INC. is a California corporation formed in 1979 to act as Managing General Partner or Investment Manager of investment funds providing capital to high technology companies. Its address is 2000 Alameda de las Pulgas, Suite 250, San Mateo, California 94403. In conjunction with TFL, TFI has organized and managed 21 other Funds. See "Prior Funds." TFI is registered as an investment adviser under the Investment Advisers Act of 1940. TFI currently has four senior officers whose backgrounds and experience are outlined in "Key Personnel of the Investment Managers" below. Each is an affiliated person of TFI and the Fund. TFI and its subsidiaries currently employ 39 persons, including TFI's senior officers. TFI uses consultants and outside counsel extensively to provide expertise in specific areas. TFI is one of the nation's most active venture capital investors, ranking among the top 25% of the industry for assets under management and annual investment activity. TFI is wholly-owned by TFL. Certain administrative functions and other activities on behalf of the Fund and other funds managed by the Investment Managers are performed by Technology Funding Capital Corporation, a wholly-owned subsidiary, located in Santa Fe, New Mexico.



     TECHNOLOGY FUNDING LTD. is a California limited partnership formed in 1980 that serves as co-General Partner or Investment Manager with TFI in the various Funds sponsored by Technology Funding. Its address is 2000 Alameda de las Pulgas, Suite 250, San Mateo, California 94403. TFL is also registered as an investment adviser under the Advisers Act. TFL has two General Partners, two Venture Partners, and 18 limited partners. Each General Partner and Venture Partner is an affiliated person of TFL and the Fund. Charles R. Kokesh is the Managing General Partner of TFL. The General Partners and Venture Partners of TFL are all officers of TFI; Mr. Kokesh is also a director of TFI.


                               THE FUND DIRECTORS


     At the outset, the Fund will have five Directors -- three Independent Directors and two Affiliated Directors. As required by the Investment Company Act, a majority of the Directors, must be individuals who are not "interested persons" of the Fund (as defined in the Investment Company Act). Such Directors will be referred to as the Independent Directors. The three Independent Directors are Robert E. Jackson, Jr., Ph.D., Selena A. Lantry, M.D., and Deborah
J. Freehling, M.D. The two Affiliated Directors are Charles R. Kokesh and Gregory T. George, whose biographical information is included in "Key Personnel of the Investment Managers."

     ROBERT E. JACKSON, JR., PH.D., 47, is a senior member of the technical staff of Computer Sciences Corporation on contract at the Space Telescope Science Institute where he specializes in applying new software development and internet information system technologies to Hubble Space Telescope observation planning and information access problems. Prior to joining Computer Sciences Corporation in 1984 and while completing his doctorate, Dr. Jackson worked as a research assistant for the Lick Observatory and at Kaiser Sand and Gravel. He is a Member of the American Astronomical Society and holds a Ph.D. from the University of California at Santa Cruz, and a B.S. from the California Institute of Technology.



     SELENA A. LANTRY, M.D., 38, is in private Obstetrics/Gynecology practice in Glendale, California. She completed her residency in 1996 at White Memorial Medical Center. During the academic years 1991-1992 and 1987-1988, Dr. Lantry was an instructor in the Department of Pediatrics at Loma Linda University School of Medicine. Previously, she worked as a Pediatric Clinic Physician at three different facilities of the Kaiser Permanente Medical Group from 1985 to 1991, and as Chief Resident for the Loma Linda University Department of Pediatrics in 1987 and 1988. Dr. Lantry has a B.S. from Pacific Union College and an M.D. from Loma Linda University School of Medicine.



     DEBORAH J. FREEHLING, M.D., 42, is in private practice in Los Altos, California, and has been since 1995. Additionally, she was with the California Ear Institute at Stanford Hospital, Stanford, California, from 1995 to 1996. From 1986 to 1995 she was a Career Physician at The Permanente Medical Group located in Santa Clara, California. From 1989 to 1994 she was Assistant Chief, Department of Otolaryngology-Head and Neck Surgery in Santa Clara, California. Dr. Freehling was Clinical Assistant Professor at Stanford University School of Medicine, Stanford, California from 1992 to 1996. She completed her residency in Ears, Nose and Throat/Head and Neck Surgery at Harvard Medical School/Massachusetts Eye and Ear Infirmary in 1986. Dr. Freehling has a B.S. from Champaign-Urbana College of L.A.S., and an M.D. from Abraham Lincoln School of Medicine, University of Illinois.


                    KEY PERSONNEL OF THE INVESTMENT MANAGERS

     CHARLES R. KOKESH, FOUNDER AND MANAGING GENERAL PARTNER OF TECHNOLOGY FUNDING, is responsible for the overall direction of Technology Funding and the portfolio strategy and investment decisions for the Technology Funding Venture Capital Funds. During the last 18 years, Mr. Kokesh has been directly involved in investing more than $300 million in more than 240 companies. He has also served on the board of directors or the management committee for a number of those companies. Prior to starting Technology Funding in 1979, Mr. Kokesh was a Vice President of Bank of America, where he was responsible for Global Treasury Management Services. He has also held executive positions at Levi Strauss & Co., Ernst & Young, and Citibank. Mr. Kokesh received an A.B. from Harvard College, an M.B.A. from Harvard Business School, and a J.D. from Boalt Hall School of Law, University of California, Berkeley.

     GREGORY T. GEORGE, GENERAL PARTNER OF TECHNOLOGY FUNDING, is directly involved in identifying and qualifying new investment opportunities. He serves as a director of a number of portfolio companies. His technology background allows him to play a critical role in the successful development of these companies. Before joining Technology Funding, Mr. George was an independent management consultant specializing in the technical and strategic analysis of venture-backed software companies. He adds an entrepreneurial perspective gained from founding two successful ventures. He was a co-founder and Vice President and Director of Technical Services at The Planning Economics Group and was co-founder and Manager of Timesharing Services and Director of Technical Consulting at Data Resources, Inc. Mr. George has an A.B. from Harvard College.

     THOMAS J. TOY, VENTURE PARTNER AND MANAGING DIRECTOR OF CORPORATE FINANCE, manages investment activities for Technology Funding. He has been instrumental in the success of a number of top performing portfolio companies. He also serves as a director of a number of portfolio companies. Previously, Mr. Toy managed large corporate high technology and general industry relationships as a Vice President of Bank of America. He handled all banking activities for these clients including loans, cash management, investment banking, and international requirements. Mr. Toy holds a B.A. and an M.M. from Northwestern University.

     PETER F. BERNARDONI, A VENTURE PARTNER OF TECHNOLOGY FUNDING, is responsible for due diligence, financial analysis, and maintaining ongoing relations with Technology Funding's medical and healthcare companies, along with ventures in consumer electronics and advanced materials. He plays an active role and serves as a director for a number of portfolio companies. Before joining Technology Funding in 1988, Mr. Bernardoni held several positions at IBM Corporation. He began his career as a design engineer in disk drive products. He moved into Sales and Marketing where he managed a sales team that targeted key pharmaceutical and health care providers. Mr. Bernardoni earned his B.S. from Santa Clara University and his M.S. from Stanford University, both in Mechanical Engineering.

                                  PRIOR FUNDS

     INVESTORS IN THIS FUND WILL NOT BE ACQUIRING OWNERSHIP IN ANY OF THE FUNDS DESCRIBED BELOW. INCLUSION OF THESE SUMMARIES DOES NOT IMPLY THAT THE FUND WILL HAVE COMPARABLE RESULTS.

     Since 1979, the Investment Managers or their principals have organized and managed 21 other funds -- 11 public funds and 10 private funds. Technology Funding's 11 public funds and 10 private funds had raised a total of approximately $315 million from more than 42,400 investors and had provided financing to 241 companies as of December 31, 1996.

     Eight of the public funds and the two equity-oriented private funds are entities that have provided, and in the most recent cases are continuing to provide, equity capital for high technology companies. Three of the four most recent public funds are BDCs similar to the Fund; these three entities are described more fully below. The remaining BDC has a more narrow investment focus concentrating on medically-oriented growth companies.

     The four earliest of the eight public funds had investment objectives similar to those of the Fund; however, unlike the Fund, they primarily financed and were actively involved in the management of equity partnerships or joint ventures and were structured to provide investors with certain tax benefits as well as capital appreciation. Two private equity-oriented funds were formed to provide follow-on equity financing to companies in which prior public funds had invested.

     Taken as a group, all ten funds with investment objectives and policies somewhat similar to those of the Fund have made a total of 141 equity-oriented investments. Of the 141 investments, 27 have been completely sold and 33 have failed. At December 31, 1996, there remained 67 active portfolio companies, 27 of which were publicly traded (10 of these had been partially sold) and 14 were investments in other venture capital firms, of which all are still active.

     Three of the eleven public funds, Technology Funding Secured Investors I, Technology Funding Secured Investors II and Technology Funding Secured Investors III, An Income and Growth Fund, L.P., primarily provided secured loans to high technology companies. These three public funds were structured to provide regular quarterly distributions to their investors. Technology Funding Secured Investors I, II, and III had committed loans to 100 companies as of December 31, 1996. Eight of the 10 private funds were formed between 1979 and 1982, primarily to finance product development for individual high technology companies. All eight of these private funds have been liquidated.

     The following summaries provide additional information on the three public BDCs with investment objectives similar to the Fund. Additional information about these entities is available by clicking on the hot-links to related pages on the Technology Funding web site.

     TECHNOLOGY FUNDING VENTURE PARTNERS V, AN AGGRESSIVE GROWTH FUND, L.P. ("TFVP5"), a BDC, was organized to provide venture capital financing to pre-public, emerging growth companies. It raised $40.0 million from over 6,500 investors between May, 1990 and December, 1992. As of December 31, 1996, TFVP5 had invested, committed or loaned approximately $34.8 million in 52 companies, four of which have failed. As of December 31, 1996, TFVP5 had a cash balance of approximately $1.6 million. TFVP5 has distributed $865,607 to its investors. TFVP5 has investment objectives and operations similar to the Fund, and may co-invest with other Technology Funding funds. TFVP5's portfolio companies, the amounts invested, and the fair value of each investment are listed on TFVP5's most recent Form 10-Q or 10-K which are available for review from the SEC's Electronic Data Gathering Analysis and Retrieval ("EDGAR") site at www.sec.gov.



     TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND, L.P. ("TFVP4"), a BDC, was organized to provide venture capital financing to pre-public, emerging growth companies. It raised $40.0 million from over 7,700 investors between January, 1989 and June, 1990. As of December 31, 1996, TFVP4 had invested, committed or loaned approximately $41.3 million in 41 companies, five of which have failed. As of December 31, 1996, TFVP4 had a cash balance of approximately $1.4 million. TFVP4 has distributed $40.2 million to its investors. TFVP4 has investment objectives and operations similar to the Fund, and may co-invest with other Technology Funding funds. TFVP4's portfolio companies, the amounts invested, and the fair value of each investment are listed on TFVP4's most recent Form 10-Q or 10-K which are available for review from the SEC's EDGAR site at www.sec.gov.



     TECHNOLOGY FUNDING PARTNERS III, L.P. ("TFP3"), a BDC, was organized to provide venture capital financing to pre-public, emerging growth companies. It raised $40.0 million from over 5,400 investors between March, 1987 and January, 1989. As of December 31, 1996, TFP3 had invested, committed or loaned approximately $49.6 million in 60 companies, nine of which have failed. As of December 31, 1996, TFP3 had a cash balance of approximately $5.3 million. TFP3 has distributed $8.5 million to its investors. TFP3 has investment objectives and operations similar to the Fund, and may co-invest with other Technology Funding funds. TFP3's portfolio companies, the amounts invested, and the fair value of each investment are listed on TFP3's most recent Form 10-Q or 10-K which are available for review from the SEC's EDGAR site at www.sec.gov.

                     INDUSTRY TRACK RECORD AS OF 3/31/97(1)


                                          DATE OF                                     TOTAL
                                          INITIAL       LIQUIDATION                   CASH
                                         INVESTMENT        DATE         STATUS      INVESTED
                                         ----------     -----------     ------     -----------
 ENVIRONMENTAL AND INDUSTRIAL
 Avalon Imaging, Inc. ...................   12/94                        Act       $ 1,153,225
 * Bolder Technologies Corporation.......    9/94                        Pub           625,213
 * Conversion Technologies Intl, Inc. ...    5/95                        Pub         2,250,000
 Evans BioControl, Inc. .................    2/89          6/90          Liq           400,000
 GRC Environmental, Inc. ................    6/90           (6)          Liq           565,605
 Naiad Technologies, Inc. ...............   12/95                        Act           450,615
 Nanodyne Incorporated ..................    7/93                        Act           698,478
 Portable Energy Products, Inc. .........    5/95                        Act         1,400,906
 SRG Holdings, Inc. .....................    9/93                        Act         1,430,692
 SunPower Corporation....................    8/90                        Act         1,184,500
 * Thermatrix Inc. ......................    9/89                        Pub         4,492,583
 Transphase Systems, Inc. ...............   10/92          12/96         Liq         1,652,016
                                                                                   -----------
     Total...............................                                          $16,303,833
                                                                                    ==========
 INFORMATION TECHNOLOGY AND
   COMMUNICATIONS
 AG Processing Technology................    6/90          6/96          Liq       $ 1,312,898
 Ascent Logic Corporation................    4/92                        Act           953,167
 Bridgestone (Epyx, Inc.)................    5/88                        Liq           551,110
 * Cadence Design Systems, Inc. .........    7/96                        Pub           311,875
 Coded Communications Corporation........    4/93          12/96         Liq           999,999
 * Electronic Designs, Inc. .............    5/89                        Pub         2,958,084
 * GeoWorks..............................    8/89                        Pub         3,830,302
 Hunter Systems..........................    6/90          4/93          Liq         4,072,324
 IBIS Technology Corp. ..................    8/89          10/95         Liq           281,435
 KOR Electronics.........................   12/89                        Act         4,248,021
 Mosaic Systems, Inc. ...................    7/87           (6)          Liq           985,487
 MultiPort, Inc. ........................    6/93                        Act         1,097,400
 NetChannel, Inc. .......................   10/96                        Act         1,499,997
 Phoenix Technologies, Ltd. .............    6/88          12/92         Liq           249,900
 * Photon Dynamics, Inc. ................    7/96                        Pub           300,000
 Pilot Network Services, Inc. ...........    5/95                        Act           946,105
 Pinterra Corporation....................   10/90          12/96         Liq           500,000
 Positive Communications, Inc. ..........    8/94                        Act         1,186,127
 Quintar Holdings Corporation ...........   12/89                        Act         1,776,267
 Reflection Technology, Inc. ............    5/90                        Act         3,872,556
 Sequoia Systems, Inc. ..................   10/87          3/91          Liq           817,702
 * Synopsis Inc. ........................    7/96                        Pub         1,077,379
 Tessera, Inc. ..........................    4/92                        Act           850,000
 UTStarCom, Inc. ........................    6/94                        Act           750,000
 Velocity Incorporated...................    9/93                        Act         9,183,000
 VOIS Corporation........................    8/96                        Act           312,500
 WIRE Networks, Inc. ....................    2/96                        Act         1,316,685
 WorldRes, Inc...........................    1/97                        Act         1,000,000
                                                                                   -----------
     Total...............................                                          $47,240,320
                                                                                    ==========

                                                                                   CASH          ANNUALIZED
                                             TOTAL CASH        UNREALIZED      RECEIVED PLUS      INTERNAL
                                             RECEIVED TO        VALUE OF        UNREALIZED        RATE OF
                                              DATE (2)        HOLDINGS (3)       VALUE (4)       RETURN (5)
                                            -------------     ------------     -------------     ----------
 ENVIRONMENTAL AND INDUSTRIAL
 Avalon Imaging, Inc. ...................   $           0     $  1,337,359      $ 1,337,359          12.0%
 * Bolder Technologies Corporation.......       2,492,551          501,549        2,994,100          99.4%
 * Conversion Technologies Intl, Inc. ...         263,281          460,045          723,326         -49.7%
 Evans BioControl, Inc. .................         190,010                0          190,010         -53.0%
 GRC Environmental, Inc. ................               0                0                0        -100.0%
 Naiad Technologies, Inc. ...............               0          675,612          675,612          75.5%
 Nanodyne Incorporated ..................          27,978          673,665          701,643           0.1%
 Portable Energy Products, Inc. .........               0        1,576,145        1,576,145           7.3%
 SRG Holdings, Inc. .....................          79,575           57,283          136,858         -62.6%
 SunPower Corporation....................          13,762        3,294,320        3,308,082          20.5%
 * Thermatrix Inc. ......................               0        6,444,994        6,444,994           7.4%
 Transphase Systems, Inc. ...............         582,868                0          582,868         -62.1%
                                            -------------     ------------     -------------     ----------
     Total...............................   $   3,650,025     $ 15,020,972      $18,670,997           4.0%
                                               ==========       ==========      ===========      =========
 INFORMATION TECHNOLOGY AND
   COMMUNICATIONS
 AG Processing Technology................   $     756,589     $          0      $   756,589          -9.2%
 Ascent Logic Corporation................         402,500          186,170          588,670         -24.5%
 Bridgestone (Epyx, Inc.)................               0                0                0        -100.0%
 * Cadence Design Systems, Inc. .........               0          414,000          414,000          45.9%
 Coded Communications Corporation........         141,403                0          141,403         -42.8%
 * Electronic Designs, Inc. .............               0        1,966,431        1,966,431          -7.6%
 * GeoWorks..............................      13,316,113          762,604       14,078,717          46.4%
 Hunter Systems..........................         340,350                0          340,350        -100.0%
 IBIS Technology Corp. ..................         298,238                0          298,238           1.0%
 KOR Electronics.........................       1,516,944          847,793        2,364,737         -17.3%
 Mosaic Systems, Inc. ...................               0                0                0        -100.0%
 MultiPort, Inc. ........................         368,404        1,883,362        2,251,766          23.0%
 NetChannel, Inc. .......................               0        2,102,775        2,102,775         169.8%
 Phoenix Technologies, Ltd. .............         176,400                0          176,400          -7.4%
 * Photon Dynamics, Inc. ................               0          300,000          300,000           0.0%
 Pilot Network Services, Inc. ...........               0        1,782,108        1,782,108          40.6%
 Pinterra Corporation....................               1                0                1        -100.0%
 Positive Communications, Inc. ..........          48,004        1,393,162        1,441,166           8.0%
 Quintar Holdings Corporation ...........               0        2,448,767        2,448,767           5.3%
 Reflection Technology, Inc. ............       1,086,498        2,713,116        3,799,614          -0.7%
 Sequoia Systems, Inc. ..................       1,679,210                0        1,679,210          27.0%
 * Synopsis Inc. ........................         630,000          358,120          988,120         -35.8%
 Tessera, Inc. ..........................         730,102        1,329,605        2,059,707          24.1%
 UTStarCom, Inc. ........................          17,246        5,127,294        5,144,540         117.6%
 Velocity Incorporated...................       1,667,006                0        1,667,006        -100.0%
 VOIS Corporation........................               0          342,500          342,500          15.1%
 WIRE Networks, Inc. ....................               0        1,326,121        1,326,121           0.7%
 WorldRes, Inc...........................               0        1,000,000        1,000,000           0.0%
                                            -------------     ------------     -------------     ----------
     Total...............................   $  23,175,008     $ 26,283,928      $49,458,936           1.6%
                                               ==========       ==========      ===========      =========

                                           DATE OF                                     TOTAL
                                           INITIAL       LIQUIDATION                   CASH
                                          INVESTMENT        DATE         STATUS      INVESTED
                                          ----------     -----------     ------     -----------
  MEDICAL & HEALTH CARE TECHNOLOGY
  Acusphere, Inc. ........................    5/95                        Act       $   999,998
  ADESSO Specialty Services Organization,
    Inc. .................................    7/95                        Act         2,700,004
  Affymetrix, Inc. .......................    7/96          1/97          Liq           225,000
  Angenics, Inc. .........................    1/88          9/95          Liq         1,201,800
  Aprex Corporation ......................   12/90           (6)          Liq         1,855,809
  Arcturus Pharmaceutical Corporation.....    8/92                        Act           399,666
  * Arris Pharmaceutical Corporation......   11/94                        Pub           500,000
  Biex, Inc. .............................    7/93                        Act         1,888,370
  Cardiometrics, Inc......................    6/89          12/96         Liq         2,665,750
  CareCentric Solutions, Inc. ............   10/95                        Act           704,499
  Circadian, Inc. ........................   12/92           (6)          Liq           812,643
  * CV Therapeutics, Inc. ................    3/94                        Pub         2,611,717
  * ENDOcare, INC. .......................    8/96                        Pub           860,000
  GenMark, Inc. ..........................    6/91           (6)          Liq           375,674
  Gilead Sciences, Inc. ..................    7/96          1/97          Liq           347,500
  Graham-Field Health Products............    3/92          12/96         Liq         1,912,553
  ICU Medical, Inc. ......................    6/88          12/95         Liq         5,103,763
  Integra LifeSciences Corporation........    1/89          12/96         Liq         1,252,419
  Intella Interventional Systems..........    2/93                        Act             5,230
  * LifeCell Corporation..................    3/89                        Pub         1,270,641
  * Matrix Pharmaceutical, Inc. ..........    7/87                        Pub         1,790,934
  Megabios Corp. .........................    8/94                        Act         1,170,001
  Molecular Geriatrics Corporation........    9/93                        Act           500,000
  Neurocrine Biosciences..................    7/96          12/96         Liq           241,875
  OrthoLogic Corp. .......................    4/91          3/95          Liq           210,124
  Oxford GlycoSciences Ltd. ..............    8/93                        Act         1,499,890
  Periodontix, Inc. ......................   12/93                        Act           351,000
  Pharmadigm, Inc. .......................    4/93                        Act         1,413,134
  * Pharmos Corporation...................    6/92                        Pub         1,380,000
  Pherin Corporation .....................    6/91                        Act           400,000
  * Physiometrix, Inc. ...................    5/92                        Pub         1,400,022
  * PolyMedica Industries, Inc. ..........    3/89                        Pub         3,257,217
  Prolinx, Inc. ..........................    5/95                        Act         1,100,000
  Pyxis Corp. ............................    9/89          9/93          Liq         4,675,303
  R2 Technology, Inc. ....................    5/94                        Act           537,080
  RedCell, Inc. ..........................   12/94                        Act         1,162,891
  * Shaman Pharmaceuticals, Inc. .........    8/89                        Pub         4,810,071
  Sleep Physiology Services, Inc. ........    4/90          6/95          Liq         1,272,547
  Spectrascan Health Services, Inc. ......    7/88                        Act         6,881,583
  SyStemix, Inc. .........................    6/90          1/97          Liq         3,446,622
  TheraTx, Inc. ..........................    8/91          3/97          Liq         2,489,572
  * ThermoElectron Corporation............    5/90                        Pub         1,500,000
  UroMed Corp. ...........................   10/92          3/95          Liq           700,001
                                                                                    -----------
      Total...............................                                          $69,882,903
                                                                                    ===========
  VENTURE CAPITAL
  Alta IV, Limited Partnership............   11/88                        Ven       $ 1,000,000
  Batterson, Johnson, & Wang, L.P. .......    1/89                        Ven           500,000
  Colorado Ventures Management IV, L.P. ..    7/93                        Ven           150,000
  Columbine Venture Fund II, L.P. ........   12/88                        Ven           750,000
  Delphi Ventures, L.P. ..................    9/88                        Ven         1,000,000
  El Dorado Ventures III, L.P. ...........    5/91                        Ven           475,000
  Medical Science Partners, L.P. .........    1/90                        Ven         1,000,000
  Newtek Ventures II, L.P. ...............    9/89                        Ven           773,764
  OW & W Pacrim Investments, Limited......    5/93                        Ven           375,000
  Onset Enterprise Associates, L.P. ......   10/89                        Ven           455,000
  Spectrum Equity Investors, L.P. ........    5/94                        Ven           355,525
  Trinity Ventures IV ....................    3/93                        Ven           243,768
  Utah Ventures Limited Partnership.......    3/89                        Ven           250,000
                                                                                    -----------
      Total...............................                                          $ 7,328,057
                                                                                    ===========

                                                                                    CASH          ANNUALIZED
                                              TOTAL CASH        UNREALIZED      RECEIVED PLUS      INTERNAL
                                              RECEIVED TO        VALUE OF        UNREALIZED        RATE OF
                                               DATE (2)        HOLDINGS (3)       VALUE (4)       RETURN (5)
                                             -------------     ------------     -------------     ----------
  MEDICAL & HEALTH CARE TECHNOLOGY
  Acusphere, Inc. ........................   $           0     $  1,202,499     $   1,202,499         12.1%
  ADESSO Specialty Services Organization,
    Inc. .................................           3,023        6,226,497         6,229,520        122.7%
  Affymetrix, Inc. .......................         577,481                0           577,481        558.7%
  Angenics, Inc. .........................          17,153                0            17,153        -45.8%
  Aprex Corporation ......................               0                0                 0       -100.0%
  Arcturus Pharmaceutical Corporation.....         546,868                0           546,868         15.5%
  * Arris Pharmaceutical Corporation......               0          463,724           463,724         -3.0%
  Biex, Inc. .............................               0        2,724,846         2,724,846         23.2%
  Cardiometrics, Inc......................       1,628,146                0         1,628,146         -7.0%
  CareCentric Solutions, Inc. ............               0          757,832           757,832          6.4%
  Circadian, Inc. ........................               0                0                 0       -100.0%
  * CV Therapeutics, Inc. ................               0        1,227,774         1,227,774        -23.3%
  * ENDOcare, INC. .......................               0        1,466,725         1,466,725        136.5%
  GenMark, Inc. ..........................               0                0                 0       -100.0%
  Gilead Sciences, Inc. ..................         622,500                0           622,500        220.9%
  Graham-Field Health Products............         537,468                0           537,468        -24.9%
  ICU Medical, Inc. ......................       6,853,200                0         6,853,200         10.5%
  Integra LifeSciences Corporation........       2,626,707                0         2,626,707         18.9%
  Intella Interventional Systems..........               0           41,834            41,834         63.1%
  * LifeCell Corporation..................          38,987        2,281,890         2,320,877          9.3%
  * Matrix Pharmaceutical, Inc. ..........               0        2,898,285         2,898,285          9.9%
  Megabios Corp. .........................               0        2,259,561         2,259,561         29.4%
  Molecular Geriatrics Corporation........               0          188,680           188,680        -22.9%
  Neurocrine Biosciences..................         383,750                0           383,750        533.6%
  OrthoLogic Corp. .......................         277,329                0           277,329         13.0%
  Oxford GlycoSciences Ltd. ..............               0          696,697           696,697        -18.5%
  Periodontix, Inc. ......................               0          501,000           501,000         16.7%
  Pharmadigm, Inc. .......................               0        2,026,237         2,026,237         13.3%
  * Pharmos Corporation...................               0          248,865           248,865        -31.9%
  Pherin Corporation .....................               0          800,000           800,000         12.8%
  * Physiometrix, Inc. ...................         307,297        1,967,158         2,274,455         15.1%
  * PolyMedica Industries, Inc. ..........       3,648,080        2,236,837         5,884,917         18.8%
  Prolinx, Inc. ..........................               0        1,100,000         1,100,000          0.0%
  Pyxis Corp. ............................      44,322,221                0        44,322,221        114.9%
  R2 Technology, Inc. ....................               0          873,080           873,080         20.1%
  RedCell, Inc. ..........................               0          310,495           310,495        -48.5%
  * Shaman Pharmaceuticals, Inc. .........       6,808,503        2,788,856         9,597,359         17.4%
  Sleep Physiology Services, Inc. ........         754,003                0           754,003        -18.0%
  Spectrascan Health Services, Inc. ......       6,455,740        1,420,950         7,876,690          7.7%
  SyStemix, Inc. .........................      20,147,091                0        20,147,091        168.2%
  TheraTx, Inc. ..........................       9,482,044                0         9,482,044         76.2%
  * ThermoElectron Corporation............       2,042,558          812,568         2,855,126         24.0%
  UroMed Corp. ...........................       2,346,542                0         2,346,542         75.9%
                                             -------------     ------------     -------------     ---------
      Total...............................   $ 110,426,709     $ 37,522,890     $ 147,949,599         37.8%
                                             =============     ============     =============     =========
  VENTURE CAPITAL
  Alta IV, Limited Partnership............   $   2,464,802     $    262,371     $   2,727,173         21.8%
  Batterson, Johnson, & Wang, L.P. .......         194,121          384,844           578,965          3.3%
  Colorado Ventures Management IV, L.P. ..               0          132,851           132,851         -4.3%
  Columbine Venture Fund II, L.P. ........               0          835,375           835,375          2.0%
  Delphi Ventures, L.P. ..................       1,153,582          744,938         1,898,520         13.4%
  El Dorado Ventures III, L.P. ...........         106,273          489,783           596,056          8.8%
  Medical Science Partners, L.P. .........          13,500        1,422,970         1,436,470          6.4%
  Newtek Ventures II, L.P. ...............         265,766          657,123           922,889          4.2%
  OW & W Pacrim Investments, Limited......               0          375,000           375,000          0.0%
  Onset Enterprise Associates, L.P. ......         263,544          670,957           934,501         17.3%
  Spectrum Equity Investors, L.P. ........           1,738          471,874           473,612         18.7%
  Trinity Ventures IV ....................         164,763          150,432           315,195         11.6%
  Utah Ventures Limited Partnership.......         336,764          271,757           608,521         17.5%
                                             -------------     ------------     -------------     ---------
      Total...............................   $   4,964,853     $  6,870,275     $  11,835,128         11.3%
                                             =============     ============     =============     =========

                                           DATE OF                                    TOTAL
                                           INITIAL       LIQUIDATION                   CASH
                                          INVESTMENT        DATE         STATUS      INVESTED
                                          ----------     -----------     ------     ----------
  OTHER
  Carillon Technology, Inc. ..............    5/88           (6)          Liq       $2,000,333
  Erox Corp. .............................    8/91          3/94          Liq          400,000
  In-Store Advertising, Inc. .............    5/88           (6)          Liq        1,528,380
  Lynk Systems, Inc. .....................    7/93                        Act          350,000
  Technologies for Information & Pub.,
    L.P. .................................    3/97                        Act          150,500
  * Yes! Entertainment Corporation........    1/93                        Pub        1,400,000
                                                                                    ----------
      Total...............................                                          $5,829,213
                                                                                    ==========

                                                                                    CASH          ANNUALIZED
                                              TOTAL CASH        UNREALIZED      RECEIVED PLUS      INTERNAL
                                              RECEIVED TO        VALUE OF        UNREALIZED        RATE OF
                                               DATE (2)        HOLDINGS (3)       VALUE (4)       RETURN (5)
                                             -------------     ------------     -------------     ----------
  OTHER
  Carillon Technology, Inc. ..............      $        0      $        0        $        0        -100.0%
  Erox Corp. .............................         679,500               0           679,500          24.8%
  In-Store Advertising, Inc. .............               0               0                 0        -100.0%
  Lynk Systems, Inc. .....................         413,983         369,600           783,583          45.3%
  Technologies for Information & Pub.,
    L.P. .................................               0         160,758           160,758          30.2%
  * Yes! Entertainment Corporation........               0         738,882           738,882         -14.0%
                                                ----------      -----------       ----------      ---------
      Total...............................      $1,093,483      $1,269,240        $2,362,723         -16.0%
                                                ==========      ==========        ==========      =========


---------------


 *   Public company as of 3/31/97. Publicly traded stocks are valued at 3/31/97 closing prices and no liquidity discounts have been taken. This differs from the accounting treatment used on fund Form 10-K reports, where marketable securities are valued using a five-day trading average and liquidity discounts are applied on those securities that have trading restrictions.
(1)  The funds included in the above table (TFP3, TFVP4, TFVP5) are only those with objectives most similar to the
     Fund.
(2)  Represents the total cash received through 3/31/97 by the partnerships either upon the sale or partial sale of their investment, acquisition of the portfolio company, or note repayments.
(3)  For non-public companies, the value of portfolio company securities is generally based on the most recent financing round in which third parties participated. The valuation may be further reduced based on the
     Investment Managers' judgment.
(4)  Represents the sum of "Total Cash Received to Date" and "Unrealized Value of Holdings."
(5)  Represents the cumulative compounded rate of cash received on cash invested over the time period from the first investment, as indicated, to 3/31/97, assuming that the "Unrealized Value of Holdings" was received in cash on 3/31/97. This portfolio of investments would result in a significantly lower return to Investors because of such Investors' payment of commissions, organization and offering costs, management fees, and operating expenses.
(6)  Since IRR is -100%, liquidation date is not relevant and, therefore, not presented.


                             CONFLICTS OF INTEREST

     The Investment Managers are subject to various conflicts of interest arising out of their relationships with the Fund. Because the Fund was organized and will be operated by the Investment Managers (subject to the supervision of the Directors), these conflicts will not be resolved through arm's-length negotiations but rather through the exercise of the Investment Managers' judgment consistent with their fiduciary responsibilities (as described in the Operating Agreement) to the Investors and with the Fund's investment objectives and policies. See "Business of the Fund." These conflicts include the following:

     TRANSACTIONS WITH THE FUND. The compensation described under "Compensation of the Investment Managers and Their Affiliates" was not determined by arm's-length negotiations, although the Directors believe that the amount of such compensation and the other terms and conditions of their relationship with the Fund are reasonable and fair to the Fund. Articles 3 and 4 of the Operating Agreement imposes various constraints on the Investment Managers in their dealings with the Fund, and the terms and conditions of and compensation for services rendered by an Investment Manager to the Fund are intended to be consistent with industry norms. Furthermore, the Investment Company Act contains restrictions as to certain transactions between the Fund and its Affiliates. See "Investment Company Act Regulation." Generally, transactions involving the Fund and Affiliates thereof must receive the prior approval of the SEC and/or the Independent Directors. Moreover, the Investment Managers will be subject to a fiduciary duty (as described in the Operating Agreement) to the Fund in evaluating the capabilities, services, and compensation of persons rendering service to the Fund.

     AFFILIATED ENTITY INVOLVED IN MANAGEMENT. TFI, a California corporation formed in 1979, is a co-Investment Manager or co-General Partner with TFL in all of the other public and private funds. Substantially all of the employees for the affiliated group of Technology Funding entities are employed by TFI. These entities and their employees may be hired by TFI for various management tasks for the Fund.


     DISTRIBUTION OF SHARES BY AN AFFILIATE. The distribution of the Shares will be managed on a "best-efforts" basis through TFI's wholly-owned subsidiary, TFSC.

     COMPUTER SERVICES PROVIDED BY AN AFFILIATE. Computer services for the Fund will be provided by Technology Administrative Management ("TAM"), a division of TFL. For a number of years, TAM has provided necessary computer services to Technology Funding and its affiliated funds.

     The Investment Managers believe that, over the life of each Fund, TAM can provide such services more effectively and at lower cost than outside service bureaus. TAM accumulates computer costs and then allocates those costs to Technology Funding and its affiliated funds on the basis of actual usage. As part of their overall audits of these affiliated funds, the Investment Managers' independent auditors review the costs allocated for compliance with the various operating agreements.

     INVESTMENT ACTIVITIES. The Investment Managers, their principals, and other funds managed by the Investment Managers will be engaged in making investments similar to the investments that the Fund is expected to make. They may make such investments without making the investment opportunity available to the Fund and without reporting such investments to the Investors, except that investments that are suitable for the Fund will be made available to the funds before they are made available to the Investment Managers. The Investment Managers, upon the request of the Independent Directors, will promptly furnish the Independent Directors with information on a confidential basis as to any venture capital investments made by the Investment Managers for their own account or for any fund for which they act as Investment Manager. Although the other funds managed by the Investment Managers have somewhat differing portfolio objectives or focuses, to the extent an investment opportunity is deemed suitable for more than one fund that has uncommitted funds, the Investment Managers will determine the fund for which the investment is most appropriate based on each fund's existing portfolio and investment focus, and the potential risks and returns of the opportunity. If, in the Investment Managers' opinion, the investment is equally appropriate and co-investment is not advisable, the investment will be made by the Fund whose funds have been uncommitted for the longest period of time. The only other funds managed by the Investment Managers with uncommitted funds currently available for investments similar to the Fund's proposed equity capital investments are TFP3, TFVP4, TFVP5, and Technology Funding Medical Partners I, L.P. These funds will continue to make investments, and the Fund may desire to participate as a co-investor in certain of those investments. See "Co-Investment With Related Funds."

     CO-INVESTMENT WITH RELATED FUNDS. Any co-investments made in a Portfolio Company at the same time with other funds managed by the Investment Managers will be on substantially the same terms and conditions. The Fund also might invest in follow-on fundings of Portfolio Companies in which other funds managed by the Investment Managers have previously invested. Such investments can be made without any approval of the Investors. However, they would require the approval of a majority of the Independent Directors and generally would require an exemptive order from the SEC. There can be no assurance that such order can be obtained. Furthermore, even with such an order, the Fund will not invest in such a Portfolio Company unless a nonaffiliated third party is investing at a similar price.

     OTHER ACTIVITIES OF THE INVESTMENT MANAGERS. The Fund will not have independent management or employees and will rely upon the Directors and Investment Managers for management and administration of the Fund and its assets. As a result of their interests in other funds and because they have also engaged in and will continue to engage in other business activities, the Investment Managers and their Affiliates might have conflicts of interest in allocating their time between the Fund and other funds and activities in which they are involved. Conflicts of interest may arise in allocating management time, services, or functions between the Fund and other entities for which the Investment Managers and their Affiliates may provide services; nevertheless, the Investment Managers believe that they and their Affiliates have or can attract sufficient personnel to perform all their responsibilities to the Fund. Further, the Investment Managers have legal and financial obligations with respect to their other funds that are similar to their obligations with respect to the Fund. As Investment Managers, they also have liability for the obligations of such funds and of the Fund. The Operating Agreement provides that the Investment Managers are required to devote only such time as they deem necessary to the Fund. Thus, the Fund has no contractual or other right to such services prior to any other party.

     TIMING OF DISPOSITION OF FUND INVESTMENTS. The Investment Managers have an interest in the profits and losses of the Fund as set forth under "Allocations of Profits and Losses" and "Distributions." The Investment Managers' interests may in some cases be inconsistent with the interests of the Investors with respect to the timing of disposition of Fund investments; however, the acts of the Investment Managers are subject to supervision by the Directors. The Directors are subject to a fiduciary duty (as described in the Operating Agreement) to the Fund in evaluating decisions as to the retention and disposition of the Fund's investments.

     LEGAL AND ACCOUNTING REPRESENTATION. Counsel and accountants for the Fund and for the Investment Managers and their Affiliates have generally been the same. The attorneys and other professionals who perform services for the Fund can be expected to continue to perform services for the Investment Managers. If a conflict arises and cannot be resolved, or if the consent of the respective parties cannot be obtained to the continuance of such dual representation after full disclosure of such conflict, such professionals will withdraw from the representation of one or both of the parties with conflicting interests with respect to the matter involved. Counsel and accountants for the Fund and the Investment Managers have not acted on behalf of prospective investors or conducted a review or investigation on their behalf. Each prospective investor should consult with its own counsel and investment advisors with respect to an investment in the Fund.

     CONFLICTS WITH PORTFOLIO COMPANIES. The interests of a particular Portfolio Company may, from time to time, conflict with those of the Fund or the Investors. If the Investment Managers become actively involved in the management of a Portfolio Company, to the extent of their authority and consistent with their fiduciary obligations, if any, to the Portfolio Company, the Investment Managers intend to resolve such conflicts of interest in what they consider to be the best interests of the Fund.

     INVESTMENT MANAGERS' REPRESENTATION OF FUND IN TAX AUDIT PROCEEDINGS. TFI is designated as the Fund's "Tax Matters Partner" and is authorized and directed by the Operating Agreement to represent the Fund and its Investors in connection with all examinations of the Fund's affairs by tax authorities, including resulting administrative or judicial proceedings, and to expend Fund assets in doing so. Such proceedings may involve or affect other funds for which the Investment Managers act as Investment Managers. In such situations, the positions taken by the Investment Managers with respect to the fund that is subject to the examination may have a different or adverse effect on the Fund. Any decisions made by the Investment Managers with respect to such matters will be made in good faith consistent with the Investment Managers' fiduciary duties to the Fund and its Investors being examined, as well as to all other funds and their Investors, for which the Investment Managers may be acting as Investment Managers.

                                INDEMNIFICATION


     Article 10 of the Operating Agreement provides for indemnification of the Investment Managers by the Fund as described in "Additional Aspects of the Fund -- Indemnification and Limitation of Liability of the Investment Managers by the Fund." Investors might have a more limited right of action against the Investment Managers than they would ordinarily have absent these provisions in the Operating Agreement. To the extent that such provisions purport to provide indemnification for liabilities arising under the Securities Act of 1933, the SEC is of the opinion that such indemnification is contrary to public policy and therefore unenforceable. The extent to which such provisions are enforceable under Delaware law is unclear. In addition, the provisions of Section 17(i) under the 1940 Act will apply to the Investment Managers in the case of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under such contract or agreement.


                                TAX INFORMATION

     The following discussion summarizes the significant federal income tax considerations in connection with an investment in the Fund by individuals who are United States citizens or resident aliens. It is not feasible to comment on all of the federal, state, and local income tax consequences resulting from the organization of the Fund and the conduct of its contemplated operations. THESE TAX CONSEQUENCES CAN VARY

SIGNIFICANTLY WITH THE PARTICULAR SITUATION OF EACH INVESTOR. MOREOVER, THE RELEVANT TAX PROVISIONS ARE COMPLEX AND SUBJECT TO CHANGE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT SUCH INVESTOR'S OWN TAX ADVISOR AS TO THE INCOME AND OTHER TAX CONSEQUENCES TO SUCH INVESTOR OF AN INVESTMENT IN THE FUND.

     This discussion was reviewed by Morgan, Lewis & Bockius LLP ("MLB"), counsel for the Fund, MLB believes that the discussion addresses the significant federal income tax aspects of an investment in the Fund; however, MLB expresses no opinion regarding the outcome of specific issues, except where opinions are expressly stated. This discussion and the opinion of MLB referred to herein are based on the relevant provisions of the Internal Revenue Code of 1986, as amended (the "IRC"), and on the applicable Treasury regulations thereunder (including proposed regulations), administrative rulings and procedures, and judicial decisions. There is no assurance that the present federal income tax laws or regulations affecting the Fund and its proposed operations will not be changed by new legislation or regulations that could affect Investors adversely or that the IRS will agree with the interpretation of the current federal income tax laws and regulations summarized below.

                                  FUND STATUS


     CLASSIFICATION OF THE FUND. The Fund has been advised by Morgan, Lewis & Bockius LLP, counsel to the Fund, that under Treasury Regulations, the Fund will be treated as a partnership, as opposed to a corporation, for federal tax purposes unless the Fund affirmatively elects to be treated as a corporation for federal tax purposes. The Investment Managers have no intention of making such an election and do not anticipate any circumstances under which such an election would be made. If the Fund were treated as a corporation for federal income tax purposes, all of its income would be subject to tax at corporate rates, distributions to investors generally would be taxable as dividends, and investors would not be entitled to report any portion of the income or loss of the Fund on their returns.


     PUBLICLY-TRADED FUNDS. The Revenue Act of 1987 ("1987 Tax Act") contains a number of provisions affecting the tax treatment of so-called "publicly-traded" partnerships ("PTPs"). Most significantly, under the 1987 Tax Act, a PTP is generally treated as a corporation for federal income tax purposes. If the Fund were treated as a corporation for federal income tax purposes, there would be potentially adverse consequences to the Investors unless the Fund elected to be treated as a regulated investment company ("RIC").

     In particular, (i) an Investor's share of the income, gain, losses, deductions, and tax credits of the Fund would not be includible in that Investor's federal income tax return, (ii) any income or gain of the Fund would be subject to federal income tax at the rates applicable to corporations, and
(iii) distributions by the Fund to the Investors, other than liquidating distributions, would constitute dividend income to the extent of the earnings and profits of the Fund. Distributions reclassified as dividends would be taxed as ordinary income to the Investors, and the payment would not be deductible by the Fund in computing its taxable income.

     A Fund is considered "publicly-traded" only if (i) interests in such Fund are traded on an established securities market or (ii) interests in such Fund are readily tradable on a secondary market (or the substantial equivalent thereof). The legislative history of the 1987 Tax Act states that an established securities market includes any national securities exchange registered under the Securities Exchange Act of 1934 or exempted from registration because of the limited volume of transactions, any local exchange, and any over-the-counter market. The Fund Shares will not be traded on an established securities market.

     The legislative history of the 1987 Tax Act also states that a secondary market in a Fund's interests is generally indicated by the existence of a person making a market in such interests. The substantial equivalent of a secondary market exists where the holder of an interest has a readily available, regular and ongoing opportunity to sell or exchange his interest through a public means of obtaining or providing information of offers to buy, sell or exchange interests. However, unless the offers to buy or sell such interests are normally accepted in a timeframe comparable to that which would be available on a secondary market, the interests will not be considered readily tradable on the substantial equivalent of a secondary market.

     IRS regulations provide certain safe harbors that, if satisfied by a Fund, will result in interests in the Fund not being treated as readily tradable on a secondary market or the substantial equivalent thereof. The Operating Agreement restricts sales of Fund Shares to the extent necessary to avoid the creation of a secondary market (or the substantial equivalent thereof) for the Shares and is designed to comply with the safe harbors of the IRS regulations. The Investment Managers have represented that they intend to exercise their discretion regarding transfers of Fund Shares in a manner designed to prevent the Fund from becoming a PTP. Based on the Operating Agreement and these representations, MLB is of the opinion that the Fund will be treated as a partnership for federal income tax purposes rather than a publicly-traded partnership taxable as a corporation.

            FEDERAL INCOME TAXATION OF FUNDS AND INVESTORS GENERALLY

     INVESTORS, NOT FUND, SUBJECT TO TAX. Under present law, a LLC which is treated for federal income tax purposes as a partnership incurs no federal income tax liability. Instead, each Investor is required to report on such Investor's federal income tax return such Investor's distributive share of the Fund's income, gains, losses, deductions, and credits for the taxable year of the Fund ending with or within such Investor's taxable year, without regard to any Fund distributions. It is possible that an Investor could recognize income from Fund operations but not receive any cash distributions from the Fund to pay the tax with respect to that income. The receipt of a cash distribution from the Fund by an Investor results in the recognition of gain to the Investor only to the extent the cash distribution exceeds the Investor's adjusted tax basis for that Investor's interest in the Fund.

     ALLOCATIONS OF PROFIT AND LOSS. An Investor's distributive share of Fund income, gain, deduction, loss, or credit for federal income tax purposes generally is determined in accordance with the provisions of the Operating Agreement; however, if an allocation in an Operating Agreement does not have "substantial economic effect" under IRC Section 704, the IRS can reallocate the items "in accordance with the Investor's interest in the Fund (determined by taking into account all facts and circumstances)."

     The regulations under IRC Section 704 provide three ways in which an allocation contained in a Operating Agreement will be respected for federal income tax purposes: first, if the allocation has substantial economic effect as specifically determined thereunder; second, if, taking into account all facts and circumstances, the allocation is in accordance with the Investor's interest in the Fund; and third, if the allocation is deemed to be in accordance with the Investor's interest in the Fund under certain special rules.

     In general, an allocation of income, gain, loss, or deduction (or item thereof) to an Investor will have economic effect under the regulations if, and only if, (i) the allocation is reflected in that Investor's capital account, which capital account is maintained in accordance with the regulations; (ii) liquidation proceeds are, throughout the term of the Fund, to be distributed in accordance with the Investors' positive capital account balances; and (iii) any Investor with a deficit in that Investor's capital account following the liquidation of that Investor's interest is required to restore the amount of the deficit to the Fund by the later of the end of the taxable year of the liquidation or 90 days after the liquidation. Where an investor has no obligation to restore a deficit in that Investor's capital account, an allocation will still be considered to have economic effect if the Operating Agreement contains a so-called "qualified income offset" and the allocation does not cause or increase a deficit balance in such Investor's capital account.

     In order for the economic effect of an allocation to be considered substantial, the regulations require that the allocation must have a reasonable possibility of substantially affecting the dollar amounts to be received by the Investors, independent of tax consequences. In applying the substantiality test, tax consequences that result from the interaction of the allocation with such Investor's tax attributes that are unrelated to the Fund must be taken into account.

     Under the Operating Agreement, allocations are reflected by appropriate adjustments to the Investors' capital accounts, and liquidation proceeds are distributed in accordance with the Investors' positive capital account balances throughout the term of the Fund. The Operating Agreement requires the restoration of negative capital accounts by the Investment Managers upon liquidation. Although the Investors are not obligated to restore any deficit capital account balance on liquidation, such a deficit balance should not arise since the Operating Agreement prohibits the allocation of losses to an Investor to the extent such an allocation would result in a deficit capital account balance. The Operating Agreement does contain a "qualified income offset" provision as required by the regulations. In addition, it would appear that the allocations under the Operating Agreement affect the dollar amounts to be received by the Investors, independent of tax consequences. In the opinion of MLB, allocations made pursuant to the Operating Agreement should be respected for federal income tax purposes. If the IRS were successful in contending that any Fund allocations should not be respected for federal income tax purposes, such a determination could result in reallocation between the Investment Managers and the Investors of a part of the Fund's income, gains, losses, deductions, and credits in a manner that could have an adverse effect on the Investors.

                          TAXATION OF FUND OPERATIONS

     GENERAL. One of the Fund's principal sources of income is expected to be from the sale of equity interests in the Portfolio Companies. The sale by the Fund of any equity interest purchased from a Portfolio Company should result in capital gain or loss to the Investors. Net capital gains are currently taxed at a preferential maximum rate of 28% for individuals.

                    LIMITATIONS ON DEDUCTION OF FUND LOSSES

     ADJUSTED BASIS. An Investor is entitled to deduct on that Investor's federal income tax return his or her distributive share of a Fund loss, but not in excess of the Investor's adjusted basis for his or her interest in the Fund (and subject to the other loss limitations discussed below). The adjusted basis in an Investor's Fund interest is equal to the amount of cash and the adjusted basis of any property net of liabilities which that Investor contributed to the Fund, decreased (but not below zero) by distributions to the Investor from the Fund (including constructive cash distributions resulting from a decrease in the Investor's share of Fund liabilities), decreased by the Investor's distributive share of Fund losses, and increased by that Investor's distributive share of Fund taxable income.

     If an Investor's distributive share of a Fund loss for any Fund taxable year exceeds the adjusted basis in the Investor's Fund interest at the end of that taxable year, such excess may not be deducted at that time but may be carried over and deducted in any later year if, and to the extent, the adjusted basis in the Investor's Fund interest at the end of the later taxable year otherwise exceeds zero (and subject to the other loss limitations discussed below).

     PASSIVE LOSSES. IRC Section 469 provides, in part, that losses from trade or business and related activities in which the taxpayer does not materially participate -- so-called "passive losses" -- are deductible only up to the aggregate income generated by those types of activities -- so-called "passive income." Losses allocated to the Investors that are attributable to trade or business expenses or losses of the Fund may constitute passive losses. These losses will not be available to offset an Investor's income from wages, portfolio investments (including interest on the Fund's uninvested funds), or active trade or business activities in which such Investor materially participates. Unused passive losses of an Investor can be carried over to offset passive income received in future years. In addition, upon a fully taxable disposition of a taxpayer's entire interest in a passive activity to an unrelated party, the amount of any deferred losses will be allowed against income that is not from a passive activity, after first being applied to passive income in the year of disposition. See, however, the capital loss rules discussed below.

     Gain or loss from the sale or disposition of equity investments held by the Fund likely will not constitute passive income or loss; thus, gain, if any, may not be offset by an Investor's prior or current passive losses. See "Passive Losses" above. Instead, such gain or loss likely will be considered attributable to property held for investment.

     CAPITAL LOSSES. Capital losses of individuals in excess of $3,000 are deductible only against capital gains, although the excess capital losses may be carried forward indefinitely.

     NON-TRADE OR BUSINESS EXPENSES. Expenses incurred in connection with an investment that is not considered a trade or business are deductible by individuals, if at all, under IRC Section 212. Under IRC Section 67, IRC Section 212 expenses are deductible by an individual Investor only to the extent such deductions (along with other so-called "miscellaneous itemized deductions") exceed 2% of such Investor's adjusted gross income. The Fund expenses (including fees) passed through to the Investors would be subject to this limitation if they were considered not to be incurred in a trade or business.

     There is substantial uncertainty whether the activities of the Fund will constitute a trade or business as that concept has been interpreted by the IRS and the courts. Because of the factual nature of this determination, MLB has expressed no opinion on the extent to which the Fund's expenses would be considered incurred in a trade or business. Potential investors should be aware that all or a substantial portion of the Fund's expenses may be subject to the limits of IRC Section 67; if so, such expenses would be deductible only to the extent that the Investor's aggregate miscellaneous itemized deductions (including such expenses) exceeded 2% of such Investor's adjusted gross income.

     INVESTMENT INTEREST EXPENSE. IRC Section 163(d) generally limits the amount of investment interest (i.e., interest incurred to purchase or carry property held for investment) that a noncorporate taxpayer can deduct. The deduction is limited to the amount of such taxpayer's investment income. However, the investment interest deduction is not a miscellaneous itemized deduction under IRC Section 67, and thus, is not subject to the limitation that it exceed 2% of a taxpayer's adjusted gross income in order to be deductible. Investment interest that cannot be deducted for federal income tax purposes for any year because of the foregoing limitation may, subject to further limitations, be carried over and treated as investment interest paid in succeeding taxable years.

     It should be anticipated that interest paid by the Fund on any borrowings, as well as any interest paid by an Investor on borrowings incurred to purchase a Share, may be considered "investment interest." Any investment income from the Fund passed through to the Investors would qualify as investment income that would increase the amount of investment interest that each Investor would be able to deduct.

     The foregoing rules will not apply to the extent losses from the Fund constitute "passive losses" as described above. In such case, interest expense (either of the Fund or of a Investor) attributable to the passive activity in question will be treated as a passive activity deduction and not as investment interest.

                        SALE OF AN INTEREST IN THE FUND

     The sale or exchange of a Fund interest ordinarily results in a capital gain or loss, but can result in the recognition of ordinary income under certain circumstances. IRC Section 751 treats gain on the sale of a Fund interest that is attributable to either (i) unrealized receivables of the Fund or (ii) substantially appreciated Fund inventory as ordinary income. It is not anticipated that the Fund will have significant amounts, if any, of unrealized receivables or inventory.

                FUND ORGANIZATIONAL AND SYNDICATION EXPENDITURES

     Expenses of organizing the Fund (organizational expenses) are not deductible by the Fund or any Investor. The Fund may elect to amortize organizational expenses over a period of not less than 60 months.

                                 MANAGEMENT FEE


     The Operating Agreement provides for payment to the Investment Managers of a Management Fee. If the Management Fee is deductible only under IRC Section 212, Investors would be subject to the limitations under IRC Section 67 described above under "Limitations on Deduction of Fund Losses -- Non-Trade or Business Expenses." The IRS could contend that a portion of the Management Fee represents a nondeductible syndication cost or an amortizable organizational expense. If the IRS were successful in this argument, the deductions allocated to the Investors would be decreased.

                            ALTERNATIVE MINIMUM TAX

     The IRC provides for an alternative minimum tax to be paid by corporate and individual taxpayers to the extent such tax exceeds the taxpayer's regular federal income tax liability. Alternative minimum taxable income is generally the taxpayer's taxable income as recomputed using certain adjustments plus the amount of the taxpayer's items of tax preference. In determining alternative minimum taxable income, passive activity losses, as recomputed, are not deductible. In addition, investment interest in excess of investment income is not allowable as a deduction against alternative minimum taxable income even if deductible in computing regular tax liability. In general, an investment in the Fund is not expected to generate material items of tax preference for individuals.

     The application of the alternative minimum tax depends on the facts and circumstances of each taxpayer's situation and the computation of such tax is complicated. Each prospective investor is urged to consult his or her tax advisor to determine whether he or she will be subject to the alternative minimum tax and the potential effects thereof on an investment in the Fund.

                            MISCELLANEOUS PROVISIONS

     NO SECTION 754 ELECTION. Due to the tax accounting burden such election imposes, the Fund does not intend to file an election under IRC Section 754 to adjust the basis of Fund property in the case of a transfer of a Share or the distribution of property by the Fund. As a consequence, a transferee might be subject to tax upon the portion of the proceeds of a sale or disposition of Fund equity securities that represents, as to that transferee, a return of capital. This decision not to file an election may adversely affect the price that potential transferees would be willing to pay for the Shares.

     INTEREST AND PENALTIES. If Fund income or loss is subsequently adjusted by the IRS, the Investors will be subject to interest on any deficiency from the due date of the original return. Additionally, a penalty equal to 20% of the understatement may be imposed for the "substantial understatement" of tax liability even if the taxpayer was not negligent or fraudulent in filing the taxpayer's tax return. "Substantial understatement" is defined as an understatement for the taxable year that exceeds the greater of 10% of the required tax or $5,000 ($10,000 for most corporations).

     FUND AUDIT RULES. The tax treatment of Fund items of income and deduction generally will be determined at the Fund level. Investors will be required to file their tax returns in a manner consistent with the information returns filed by the Fund, unless the Investor files a statement with such Investor's tax return describing any inconsistency. In addition, TFI will be the Fund's "tax matters partner" and as such will have authority to make certain decisions with respect to any IRS audit and any court litigation relating to the Fund. In general, the law limits the rights of less than one percent partners to participate in such proceedings without notifying the IRS and the tax matters partner.

     POSSIBLE CHANGES IN FEDERAL INCOME TAX LAWS. The federal income tax matters discussed herein and the opinion of MLB regarding federal income tax matters are based on the laws in effect on the date of this Prospectus; however, tax laws are subject to frequent changes. When these changes occur, the adopted statutes, regulations, rulings, and judicial decisions may also be made retroactive. Accordingly, there can be no assurance that future changes in the IRC, Treasury regulations, IRS rulings, or judicial decisions will not adversely affect an Investor's investment in the Fund. The content of any future tax legislation is impossible to predict; therefore, prospective investors are urged to consult their own tax advisors regarding the possible tax consequences of future legislation on their investment in the Fund.

                       TAX TREATMENT OF FOREIGN INVESTORS

     The federal income tax treatment of nonresident foreign individuals and foreign corporations is complex and will vary according to each such Investor's particular circumstances. Prospective foreign investors are urged to consult their tax advisors with regard to (i) the tax treatment by their country of residence and

(ii) the impact of United States federal, state, and local income, estate, and gift tax laws on an investment in the Fund. The Fund reserves the right to refuse subscriptions from non U.S. residents.

                            STATE LAW CONSIDERATIONS

     The Fund may operate in states and localities that impose a tax on the Fund's assets or income based on the Fund's activities in those jurisdictions. An Investor may be subject to an obligation to file tax returns and pay income taxes (including, in some jurisdictions, a minimum tax) and estate or inheritance taxes in states and localities in which the Fund does business as well as in the Investor's own state of domicile. In particular, an Investor who is a nonresident of California may be required to file tax returns in California and may be obligated to pay California income tax on that Investor's share of Fund income attributable to California. Depending on applicable state and local laws, deductions that are available to the Fund and the Investors for federal income tax purposes may not be available for state and local income tax purposes. In addition, corporations investing in the Fund may become subject to a corporate income tax including a corporate minimum tax in those states in which the Fund conducts business, as a result of their investment in the Fund. Investors are urged to consult their tax advisors with respect to these matters.

                       INVESTMENT COMPANY ACT REGULATION


     The Small Business Investment Incentive Act of 1980 became law on October 21, 1980. This law modified the provisions of the Investment Company Act that are applicable to an entity, such as the Fund, that elects to be treated as a BDC. The Fund elected to be treated as a BDC on March 25, 1997, and, as such, is considered to be a closed-end, nondiversified investment company as those terms are defined under the Investment Company Act. The Fund may not withdraw its election without first obtaining the approval of a Majority in Interest of the Investors. The following is a brief description of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980, and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.


     A BDC must be operated for the purpose of making investments in securities of the types required by the Investment Company Act, which types include certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies. A BDC need not invest in all of the possible types of securities. BDCs must also make available significant managerial assistance to Portfolio Companies. An eligible Portfolio Company generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment Companies licensed by the Small Business Administration) and that (i) does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list, (ii) is actively controlled by the BDC either alone or as part of a group acting together and an affiliate of the BDC is a member of the portfolio company's board of directors, or (iii) meets such other criteria as may be established by the SEC. Control, under the Investment Company Act, is presumed to exist where the BDC owns 25% of the outstanding voting securities of the investee.

     The Investment Company Act prohibits or restricts the Fund from investing in certain types of companies, such as brokerage firms, insurance companies, and investment banking firms. Moreover, the Investment Company Act limits the type of assets that the Fund may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) if, at the time of the acquisition, less than 70% of the value of the Fund's assets consists of qualifying assets. Qualifying assets include: (i) securities of companies that were eligible Portfolio Companies at the time that the Fund acquired their securities; (ii) securities of bankrupt or insolvent companies that are not otherwise eligible Portfolio Companies; (iii) securities acquired as follow-on investments in companies that were eligible at the time of the Fund's initial acquisition of their securities but are no longer eligible, provided that the Fund has maintained a substantial portion of its initial investment in those companies; (iv) securities received in exchange for or distributed on or with respect to any of the foregoing; and (v) cash items, government securities, and high-quality, short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets.

     The Fund is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of Fund interests senior to the Shares if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or the Fund interests. In addition, provision must be made to prohibit any distribution to Investors or the repurchase of any Shares unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

     After this offering, the Fund may sell its securities at a price that is below the prevailing net asset value per Share only upon the approval of the policy by the holders of a majority of its voting securities, including a majority of the voting securities held by nonaffiliated persons, at its last annual meeting. In addition, the Fund may repurchase its Shares, subject to the restrictions of the Operating Agreement and Investment Company Act.

     Under the Investment Company Act as amended by the Small Business Investment Incentive Act of 1980, certain of the transactions involving the Fund and its Affiliates (as well as Affiliates of those Affiliates) that would previously have been prohibited without the prior approval of the SEC require the prior approval of a majority of the Independent Directors and a majority of the Independent Directors having no financial interest in the transactions. Transactions involving certain closely affiliated persons of the Fund, including its Investment Managers, still require the prior approval of the SEC. In general, (i) any person who owns, controls, or holds with power to vote, more than 5% of the outstanding Shares, (ii) any director, executive officer, or general partner of that person, and (iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the Independent Directors and, in some situations, the prior approval of the SEC, before engaging in certain transactions involving the Fund or any Portfolio Company controlled by the Fund. The Investment Company Act generally does not restrict transactions between the Fund and its Portfolio Companies.

     In accordance with the Investment Company Act, a majority of the Directors are not interested persons as defined in the Act. See "Management of the Fund."

                             TERMS OF THE OFFERING


     PLAN OF DISTRIBUTION. The Shares are being offered and sold on a best efforts basis through TFSC, a wholly-owned subsidiary of TFI, a registered member of the NASD, to prospective investors who represent that they meet the suitability standards set forth under "Suitability Considerations."



     No fractional Shares will be sold. Subscriptions may be rejected in whole or in part by the Fund at any time within 30 days after the receipt by the Fund of the Subscription Agreement. If any subscription is rejected, all monies paid by the subscriber will be returned to the subscriber within 10 business days. Subscriptions need not be accepted in the order received. The Fund reserves the right to reduce any subscription and to allocate subscriptions received in the event that the Shares are oversubscribed.


                         ADDITIONAL ASPECTS OF THE FUND

     The Operating Agreement governs the relationships, rights, and obligations of the Investors in the Fund. The following is intended only as a summary of certain provisions of the Operating Agreement not discussed elsewhere in this Prospectus. THE STATEMENTS MADE HEREIN DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED BY REFERENCE TO THE OPERATING AGREEMENT. PROSPECTIVE INVESTORS SHOULD STUDY THE ENTIRE OPERATING AGREEMENT (ATTACHED AS EXHIBIT A) BEFORE SIGNING THE SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY.

     FUND CAPITAL. Except as specifically provided in the Operating Agreement, no Investor is entitled to interest on any Capital Contribution to the Fund or on such Investor's Capital Account. Except as otherwise provided in the Operating Agreement, no Investor has the right to withdraw, or to receive any return of, such Investor's Capital Contribution. Without the consent of all Investors, no Investor has the right to receive property other than cash in return for such Investor's Capital Contribution. No Investor is required to make any additional Capital Contributions to the Fund. See "Limited Liability of Investors" below.

     THE DIRECTORS. The Directors consist of the Independent Directors and the Affiliated Directors. The Directors will call bi-annual meetings of the Investors for the purpose of voting upon the approval and election of Directors. At each bi-annual approval and election of Directors, the Directors will be approved and elected to hold office for a term of two years from their approval and election or until their successors are approved and elected. Directors may succeed themselves in office. The Directors may designate successor Directors to fill vacancies created by the retirement, withdrawal or removal of a Director by the Directors pursuant to the Operating Agreement. The Investors may approve and elect a successor to a removed Affiliated Director prior to or as of the effective date of such removal by the consent or affirmative vote of a Majority in Interest of the Investors, or such greater number as may be required by law (in either case, subject to the condition described in "Voting Rights of Investors" below).

     The number of Independent Directors will initially be three and will be fixed from time to time by the Independent Directors. However, the number of Independent Directors will not be less than three or more than nine. A majority of the Directors will at all times be Independent Directors. If at any time the number of Independent Directors is less than a majority of the Directors, the remaining Directors will, within 90 days thereafter, designate one or more successor Independent Directors so as to restore the number of Independent Directors to a majority of the Directors. Any successor Independent Director will hold office until his or her successor has been approved and elected or until his or her removal or withdrawal. In the event that no Directors remain, the Investment Managers will, within 90 days, call a meeting of Investors for the purpose of approving and electing successor Independent Directors.

     The Directors will have exclusive management and control of the business of the Fund, and will have the authority, on behalf of the Fund, to do all things that, in their sole judgment, are necessary or appropriate to carry out their duties, except as the Operating Agreement may expressly limit such powers. Subject to the asset coverage restrictions of the Investment Company Act, the Directors have the power and authority to authorize the Investment Managers to borrow on behalf of the Fund on such terms as they deem appropriate (but not in excess of 50% of Investor Capital Contributions) and to secure such borrowings by granting security interests in any Fund assets, including interests in the Portfolio Companies. The Directors also have the power and authority to authorize the Investment Managers to invest Fund capital as they deem appropriate, and to sell, trade, or exchange any Fund assets (including the Fund's interests in Portfolio Companies), or to abandon any of them, at such times and for such consideration as they deem appropriate, subject only to certain restrictions discussed below.

     Subject to the supervision of the Directors, the Investment Managers have exclusive power and authority, among other things, to manage and control the venture capital investments of the Fund, including, but not limited to, the power to make all decisions regarding the Fund's venture capital investment portfolio and to find, evaluate, structure, monitor, sell and liquidate, upon dissolution or otherwise, such investments, approve or guarantee Portfolio Company borrowings, and provide, or arrange for the provision of, managerial assistance to Portfolio Companies.

     WITHDRAWAL AND REMOVAL OF THE INVESTMENT MANAGERS. The Investment Managers have the right to withdraw from the Fund only if a Majority in Interest of the Investors has consented to the appointment of a successor Investment Manager. A Majority in Interest of the Investors has the power to remove both Investment Managers and to admit another person or entity to be a successor Investment Manager to the Investment Managers concurrently therewith being removed. A majority of the Directors may also remove the Investment Managers.

     Each of the Directors has the right to withdraw from the Fund at any time by notice to the Directors. In such event, the remaining Directors will appoint a replacement Director, who will hold office until such Director's successor has been approved and elected.

     In the event of the removal of the Investment Managers, the venture capital investments of the Fund will be appraised by two independent appraisers, one chosen by the Investment Managers and one by the

Directors. Assuming the Fund receives a favorable exemptive order from the SEC, the Investment Managers will receive a final allocation of Net Profit or Net Loss as if all unrealized capital gains or losses were realized and an allocation of Net Profit or Net Loss was made at that time. If the Capital Accounts of the Investment Managers have a positive balance after such allocation, the Fund will deliver a promissory note (which note shall mature in not less than five years with equal installments each year) in the amount of such balance, less their Capital Contributions, to the Investment Managers payable out of 20% of any available cash before any distribution. If such Capital Accounts have a negative balance, the Investment Managers will pay cash to the Fund equal to such negative balance. Thereafter, the Investment Managers' Fund interests will become Investors' Fund interests.


     INCAPACITY OF THE INVESTMENT MANAGERS. In the event of the incapacity of an Investment Manager, the business of the Fund will be continued by the remaining Investment Manager. The remaining Investment Manager may designate a new Investment Manager, who would serve until the successor has been approved and elected.


     VOTING RIGHTS OF INVESTORS. The Investors cannot participate in the management or control of the Fund. However, the Operating Agreement provides that, subject to certain conditions described below, the Investors may vote on or approve certain Fund matters. Upon notification to the Investment Managers, Investors may, at their expense, obtain a list of the names and addresses (if known) of all of the Investors for a purpose reasonably related to such Investor's interest as an Investor of the Fund.

     Subject to the provisions described below, the Investors may: (i) approve and elect or disapprove and remove the Directors and the Investment Managers;
(ii) approve or disapprove proposed changes in the nature of the Fund's business so as to cause the Fund to cease to be, or to withdraw its election as, a BDC under the Investment Company Act; (iii) approve or disapprove any proposed investment advisory contract or management agreement or disapprove and terminate any such existing contracts; provided, however, that such contracts are also approved by a majority of the Directors; (iv) approve and ratify or disapprove and reject the appointment of the independent accountants of the Fund; provided, however, that such appointment is approved by a majority of the Directors; (v) approve or disapprove the appointment of each successor Investment Manager; and
(vi) approve any other material matters related to the business of the Fund that the Investment Company Act requires to be approved by the Investors so long as the Fund is a BDC subject to the provisions of the Investment Company Act; provided, however, that, prior to the exercise of any such right of approval, the Directors amend the Operating Agreement to reflect such additional voting right.

     Notwithstanding any other provisions of the Operating Agreement, unless, prior to the exercise by the Investors of the foregoing voting rights, the Fund has obtained an opinion of counsel for the Fund, or counsel designated by Investors owning an aggregate of at least 10% of the Shares, to the effect that neither the possession of such right nor the exercise thereof will (i) violate the provisions of the Act or the laws of the other jurisdictions in which the Fund is then formed or qualified, (ii) adversely affect the limited liability of the Investors, or (iii) adversely affect the treatment of the Fund as a partnership for federal income tax purposes, the Directors and the Investment Managers and/or the Investors, as the case may be, will be prohibited from taking the proposed action or exercising such voting right unless such voting right is mandated by the Investment Company Act.

     AMENDMENTS TO THE OPERATING AGREEMENT. The Management Committee may amend the Operating Agreement without the consent of the Investors subject to authorization by the Directors to: (i) change the name of the Fund or the location of its principal place of business; (ii) reflect the admission of a Substituted Investor, additional Investors, or successor Director(s) and Investment Manager(s) in accordance with the Operating Agreement; (iii) make any change that is necessary to qualify the Fund as a limited liability company under the laws of any state or that is necessary and advisable, in the opinion of the Management Committee, to assure that the Fund will not be treated as an association taxable as a corporation or as a publicly-traded partnership for federal income tax purposes; (iv) make any change that is necessary and advisable in the opinion of the Management Committee to prevent the assets of the Fund from being classified as "plan assets" under ERISA; (v) make any change required to comply with the Investment Company Act;

(vi) replace the Investment Managers with an entity that is affiliated with, otherwise related to or succeeds in interest to one or both Investment Managers; and (vii) make any other amendments similar to the foregoing.

     Amendments to the Operating Agreement may be proposed by the Management Committee or by Investors owning in the aggregate not less than 10% of the Shares owned by all Investors. The Management Committee will submit any such proposed amendment to all Investors and such proposed amendment will be effective, except as provided below, if it is approved by at least a Majority in Interest of the Investors. Unless approved by a majority of the Fund interests affected thereby, no amendment will be permitted if, in the opinion of counsel for the Fund (unless such counsel is disapproved by such majority), the effect of any such amendment would be to: (i) increase the duties or liabilities of any Investor; (ii) change the interest of any Investor in the assets, profits, or losses of the Fund, except as otherwise provided in the Operating Agreement;
(iii) affect adversely the income tax status of the Fund or any rights of Investors; or (iv) cause the Fund not to comply with the Investment Company Act.

     TRANSFERABILITY OF SHARES. Article 13 of the Operating Agreement specifies the conditions that must be met before a purported transfer of all or part of an Investor's Shares will be valid as to the Fund and the Directors. The consent of the Management Committee is required for any assignee of a Share of an Investor to be admitted to the Fund as a Substituted Investor.

     INDEMNIFICATION AND LIMITATION OF LIABILITY OF THE INVESTMENT MANAGERS BY THE FUND. The Operating Agreement provides that neither the Investment Managers nor any of their Affiliates will be liable, responsible, or accountable in damages or otherwise to the Fund or any Investor for any loss or damage incurred by reason of any act performed by or omission of the Investment Managers or such Affiliates in good faith in the furtherance of the interests of the Fund and within the scope of the authority granted to the Investment Managers by the Operating Agreement or by the Investors, provided that such acts of the Investment Managers or such Affiliates did not constitute willful misfeasance, reckless disregard, bad faith, negligence, misconduct, or any other material breach of fiduciary duty (as described in the Operating Agreement) with respect to such acts or omissions. The Fund, out of its assets and not out of the assets of the Investment Managers, will, to the full extent permitted by law, indemnify and hold harmless any Investment Manager and any of its Affiliates who were or are parties or are threatened to be made parties to any threatened, pending, or completed action, suit, or proceeding by reason of any acts, omissions, or alleged acts or omissions arising out of such person's activities as an Investment Manager, or as an Affiliate of such Investment Manager, if such activities were performed in good faith in furtherance of the interests of the Fund and were within the scope of the authority conferred to the Investment Managers by the Operating Agreement or by the Investors against losses, damages, or expenses for which such person has not otherwise been reimbursed, provided that such acts of such person did not constitute willful misfeasance, reckless disregard, bad faith, negligence, misconduct, or any other material breach of fiduciary duty (as described in the Operating Agreement) with respect to such acts or omissions and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. A successful claim for indemnification by an Investment Manager would reduce the assets of the Fund. Provisions reducing the liability or providing for indemnification of the Investment Managers and their Affiliates may have the effect of encouraging less prudent decisions because of the decreased likelihood of being held accountable and may serve to deter derivative actions against the Investment Managers and their Affiliates even though such actions if successful might benefit the Fund.


     LIMITED LIABILITY OF INVESTORS. An Investor's liability under the Act will be limited, subject to certain possible exceptions, generally to the amount of capital such Investor is obligated to contribute to the Fund in respect of such Investor's Shares plus such Investor's share of any assets and undistributed profits of the Fund.


     DISSOLUTION AND LIQUIDATION. The Fund will be dissolved on the first to occur of (i) December 31, 2007 (or such later date to which the Directors extend the Fund up to a limit of two two-year extensions), (ii) the incapacity of all Directors and Investment Managers, (iii) the vote of a Majority in Interest of the Investors, (iv) the withdrawal, retirement, or removal of both Investment Managers, or the transfer or assignment by the Investment Managers of their entire Fund interest, without designation of a successor prior to such withdrawal, retirement, removal, transfer, or assignment, (v) the sale at any one time of all or substantially all of the assets of the Fund, or (vi) the date on which the Fund is dissolved by operation of law or judicial decree, provided that, upon the occurrence of an event described in (ii) or (iv) above, the Fund will not dissolve if (1) at the time there is a remaining Investment Manager who carries on the business of the Fund, or (2) within 90 days after such event, all Directors agree in writing to continue the business of the Fund and the appointment, effective as of such date, of a successor Investment Manager.

     Upon dissolution of the Fund, the affairs of the Fund will be wound up and its assets distributed as provided in the Operating Agreement. The Operating Agreement provides, in general, that in the event of dissolution and liquidation, the assets of the Fund will be sold, and the Investors will receive the net proceeds in proportion to the balances in their capital accounts. Distributions may be made in kind if a sale would cause an undue loss. Any Investment Manager with a negative capital account is required to restore the deficit prior to liquidation. Investors may look only to the assets of the Fund, not the assets of the Directors or Investment Managers, for payment on liquidation.

     COVENANTS OF INVESTORS. Article 16 of the Operating Agreement contains various covenants and agreements required to be made by each Investor. The covenants and agreements concern the transfer of Shares and an agreement by each Investor to advise the Fund of a breach of any representations or warranties in the Operating Agreement or the Subscription Agreement.

     OTHER PROVISIONS OF THE OPERATING AGREEMENT. Each Investor is required to give the Management Committee a personal power of attorney to execute documents on such Investor's behalf, including the Operating Agreement and amendments thereto. The books and records of the Fund must be kept in accordance with generally accepted accounting practices and principles, and must be made available, together with a list of the Investors, upon request by a Investor, for any purpose reasonably related to the Investor's investment, including without limitation any suit or other action by such Investor against the Fund. However, the Management Committee may in their sole discretion elect not to provide a list of the Investors if in their opinion provision of such a list for a commercial purpose might jeopardize the Fund's status for tax purposes.

                              PORTFOLIO VALUATION

     The valuation of the Fund's portfolio will be made quarterly by the Investment Managers. Investments of the Fund for which market quotations are readily available and that are freely marketable and not restricted as to transfer will be valued at the average closing price (or at the bid/ask price that is available on a national securities exchange or over-the-counter market) for the last five trading days. For publicly-traded equity investments with selling restrictions, an illiquidity discount will be applied when determining fair market value.


     Where market quotations are unavailable, valuation will be made in good faith by the Investment Managers under guidelines established by the Directors. The fair market value for equity venture capital investments for which no market exists cannot be precisely determined. In the early stages of development, venture capital investments will typically be valued based upon their original cost to the Fund. Subsequently, these investments will generally be valued utilizing subsequent rounds of third-party financings.


     Notes receivable will be valued to include accrued interest less any discount related to warrants and the allowance for loan losses. This portfolio valuation will approximate fair value through inclusion of an allowance for loan losses. The allowance will be reviewed quarterly by the Investment Managers and adjusted to a level deemed adequate to cover possible losses inherent in notes and unfunded commitments.

     In conjunction with possible notes receivable granted to Portfolio Companies, the Fund may receive warrants to purchase certain shares of capital stock of the Portfolio Companies. The cost basis of the warrants and the resulting discount will be estimated by the Investment Managers to be 1% of the principal balance of the original notes. The discount will be amortized over the term of the loan and the warrants will be included in the equity investment portfolio.

     Securities with legal, contractual, or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect the effect of such restrictions.

                         REPORTS, ACCOUNTING, AND AUDIT

     The Fund will furnish to each Investor, within 120 days after the end of each fiscal year of the Fund, a statement of the Fund's accounts as of the end of such fiscal year (containing a balance sheet, statement of operations, statement of Investors' capital, and statement of cash flows) audited by an independent accounting firm that has been appointed by the Directors and approved by a majority of the Directors or by a Majority in Interest of the Investors. Within 75 days after the end of each of the first three fiscal quarters of its fiscal year, the Fund will furnish each Investor with unaudited quarterly financial information of the Fund. Within 75 days of the close of each Fund year, the Fund will furnish to each Investor a statement setting forth all information relating to the Fund's operations for such fiscal year as is reasonably required by the Investors for the completion of their respective federal and state income tax or information returns. The Fund will file all such reports with all governmental authorities as required.

                               SELLING MATERIALS

     This offering is made only by means of this Prospectus, as amended and supplemented, and any advertisements distributed by the Fund that comply with either SEC Rule 134 or SEC Rule 482. Selling materials other than such advertisements may be used in connection with the offering only when accompanied or preceded by the delivery of this Prospectus. Only selling materials which indicate that they are distributed by the Fund may be distributed to prospective investors. These materials may include investor sales promotion brochures, web sites, a question and answer sales booklet, and tombstone advertisements. Use of any materials will be conditioned, if required, on filing with and clearance by appropriate regulatory authorities. Such clearance does not mean that the agency allowing use of the selling materials has passed on the merits of this offering or the accuracy or adequacy of the selling materials.

                                 LEGAL MATTERS

     Certain legal matters relating to the Shares offered hereby have been passed upon for the Fund by Morgan, Lewis & Bockius LLP which has also been retained as Fund Counsel.

                                   CUSTODIAN

     The Fund will act as its own custodian of securities and will be subject to the requirements of Rule 17f-2 under the Investment Company Act. It intends to enter into safekeeping arrangements for those securities with Silicon Valley Bank.

                       TAX SHELTER COMPLIANCE PROVISIONS

     IRC Section 6111 requires "tax shelters" to be registered with the IRS and to be assigned an identification number that must be furnished to investors and included on their tax returns. Substantial penalties are provided for organizers of tax shelters that fail to register or fail to supply registration numbers to investors. Investors who fail, without reasonable cause, to include this number on their returns will be subject to a $250 penalty. Investors also have certain reporting obligations to the IRS and notice requirements to any person to whom they transfer any part of their interest.

     The Fund is not expected to generate significant tax advantages, and thus, is not a "tax shelter" in the conventional sense. However, the language of IRC
Section 6111 and the temporary regulations issued thereunder is extremely broad and may be read to include the Fund. Thus, the Investment Managers have registered the Fund as a tax shelter.

                             ADDITIONAL INFORMATION


     The Fund has filed with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., a Registration Statement (herein, together with all amendments thereto, called the "Registration Statement") under the Securities Act, with respect to the Shares offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information pertaining to the Fund and the Shares, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Fund will also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the Registration Statement and the exhibits and schedules thereto, can be inspected at the Public Reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and copies of such material may be obtained at prescribed rates. The SEC also maintains a web site that contains information filed electronically with the SEC. The address of the SEC's web site is http://www.sec.gov.



     Exhibit A is herein incorporated by reference to Exhibit a(2) of the Part C as filed herewith.

               TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC
                           PART C:  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

         1.      Financial Statements:

                 Not Applicable.

         All other financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

         2.      Exhibits


                 a.       (1)  Certificate of Formation dated February 21, 1997
                               as filed with the State of Delaware on
                               February 27, 1997 is incorporated by reference to Exhibit a(1) of the Initial Registration Statement, as filed on March 25, 1997.

                          (2) Form of Operating Agreement with the Affiliated Directors, the Independent Directors and the Investors is filed herewith.
                 b.       Not Applicable.
                 c.       Not Applicable.
                 d.       Not Applicable.
                 e.       Not Applicable.
                 f.       Not Applicable.

                 g. Form of Investment Advisory Agreement with Technology Funding Inc. and Technology Funding Ltd., is filed herewith.


                 h. Form of Distribution Agreement with Technology Funding Securities Corporation, is filed herewith.

                 i.       Not Applicable.

                 j.       Not Applicable.

                 k.       Not Applicable

                 l.       Not Applicable.

                 m.       Not Applicable.
                 n.       Not Applicable.
                 o.       Not Applicable.
                 p.       Not Applicable.
                 q.       Not Applicable.
                 r.       Not Applicable.

Item 25.  Marketing Arrangements.

         Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:

Registration fees                                                   $30,000
Printing                                                            $
Fees and expenses of qualification under state
  securities laws (including fees of counsel)                       $50,000
Accounting fees and expenses                                        $10,000
Legal fees and expenses                                             $100,000
NASD Fees                                                           $0

Reimbursement of Dealer Manager's Expenses                          $0

Information Agent Fees                                              $0
Subscription Agent Fees                                             $0
Miscellaneous                                                       $100,000

Total                                                               $

Item 27.  Persons controlled by or under Common Control with Registrant.

      Each of the following entities might be deemed to be under common control with the Registrant:

Entity                                    Basis of Common Control                 Place of Organization
------                                    -----------------------                 ---------------------
-Technology Funding Medical               Investment Managers are                 Delaware
Partners I, L.P.                          Technology Funding Inc. and
                                          Technology Funding Ltd.

-Technology Funding Venture               Investment Managers are                 Delaware
Partners V, An Aggressive Growth          Technology Funding Inc. and
Fund, L.P.                                Technology Funding Ltd.

-Technology Funding Venture               Investment Managers are                 Delaware
Partners IV, An Aggressive Growth         Technology Funding Inc. and
Fund, L.P.                                Technology Funding Ltd.

-Technology Funding Partners III,         Investment Managers are                 Delaware
L.P.                                      Technology Funding Inc.
                                          and Technology Funding Ltd.


-Technology Funding Private               Investment Managers are                 California
Reserve Fund, A California                Technology Funding Inc. and
Limited Partnership                       Technology Funding Ltd.

-Technology Funding Secured               Investment Managers are                 California
Investors I                               Technology Funding Inc. and
                                          Technology Funding Ltd.

-Technology Funding Secured               Investment Managers are                 California
Investors II                              Technology Funding Inc. and
                                          Technology Funding Ltd.

-Technology Funding Secured               Investment Managers are                 California
Investors III, An Income and              Technology Funding Inc. and
Growth Partnership, L.P.                  Technology Funding Ltd.

-Technology Funding                       Wholly-owned subsidiary of              California
Securities Corporation                    Technology Funding Ltd.



Item 28.  Number of Holders of Securities.

    Not Applicable.

Item 29.  Indemnification.

    Under Article 10 of the Registrant's Operating Agreement neither the Directors nor any of their Affiliates shall be liable, responsible, or accountable in damages or otherwise to the Fund or any Investor for any loss or damage incurred by reason of any act performed by or omission of the Directors or such Affiliates in good faith in the furtherance of the interests of the Fund and in a manner reasonably believed by them to be within the scope of the authority granted to the Directors by this Agreement or by the Investors, provided that the Directors or such Affiliates were not guilty of negligence, misconduct, or any other breach of fiduciary duty with respect to such acts or omissions. The Fund, out of its assets and, subject to Section l0.02 of the Operating Agreement, not out of the assets of the Directors, shall, to the full extent permitted by law, indemnify and hold harmless any Director and any Director Affiliate who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including any action by or in the right of the Fund), by reason of any acts or omissions or alleged acts or omissions arising out of such Person's activities as a Director or as an Affiliate of a Director, if such activities were performed in good faith in furtherance of the interests of the Fund and in a manner reasonably believed by such Person to be within the scope of the authority conferred to the Directors by this Agreement or by the Investors against losses, damages, or expenses for which such Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines, and amounts paid in settlements) actually and reasonably incurred by such Person in connection with such action, suit, or proceeding, so long as such Person was not guilty of negligence, misconduct, or any other breach of fiduciary duty with respect to such acts or omissions and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful, and provided that the satisfaction of any indemnification and any holding harmless shall be from and limited to Fund assets and no Investor shall have any personal liability on account thereof.

Notwithstanding the foregoing, none of the indemnified parties shall be indemnified for any loss or damage incurred by them in connection with any judgment entered in or settlement of any lawsuit for violations of federal or state securities laws by the indemnified parties in connection with the offer or sale of Fund Interests unless: (i) there has been a successful adjudication on the merits as a result of a trial; or (ii) such claim has been dismissed with prejudice on the merits by a court of competent jurisdiction that has been apprised of the Securities and Exchange Commission's position on indemnification. In addition, any such indemnification for securities law violations must be approved by a court of competent jurisdiction. The Fund may purchase liability insurance that insures the indemnified parties against any liabilities as to which such parties are permitted to be indemnified pursuant to the provisions of this Section 10.01. However, the Fund may not incur the cost of that portion of liability insurance which insures the indemnified parties for any liability as to which the indemnified parties are prohibited from being indemnified under this Section 10.01.

Item 30.  Business and Other Connections of Investment Advisers.

    Technology Funding Inc. ("TFI") was organized in 1979 to act as Managing General Partner or Managing Director of investment funds providing capital to high technology companies. Technology Funding Ltd. ("TFL") was organized in 1980 to serve as co-General Partner or Managing Director with TFI in the various funds sponsored by Technology Funding. Reference is made to "Key Personnel" in the Prospectus and to Schedule D of Part II of Forms ADV for Uniform Applications for Investment Adviser Registration, as amended from time to time, (File Nos. 801-29727 and 801-29765) filed with the Commission for information concerning the business and other connections of Charles R. Kokesh, President of TFI and General Partner of TFL.

Item 31.  Location of Accounts and Records.

    Records are located at:

    Technology Funding Inc.

    2000 Alameda de las Pulgas
    San Mateo, CA  94403

Item 32.  Management Service.

    Not Applicable.

Item 33.  Undertakings.

    1. Registrant hereby undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in such prospectus.

    2.   [               ]

    3.   Not Applicable.

    4.   Not Applicable.

    5.   Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, and the State of California, on the 24th day of June, 1997.







                                             By:/s/ Gregory T. George
                                                ---------------------
                                             Name:  Gregory T. George
                                             Title: Director




     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


By:/s/ Gregory T. George            Date: June 24, 1997
   ---------------------
Name:  Gregory T. George
Title: Director

                                 EXHIBIT INDEX

Exhibit


EX-99.2A-1     Certificate of Formation dated February 21, 1997 as filed with the State of Delaware on February 27, 1997 is incorporated by reference to Exhibit a(1) of the Initial Registration Statement, as filed on March 25, 1997.


EX-99.2A-2     Form of Operating Agreement with the Investment Managers,
               Affiliated Directors, the Independent Directors, and the
               Investors is filed herewith.

EX-99.2B       Not Applicable.

EX-99.2C       Not Applicable.

EX-99.2D       Not Applicable.

EX-99.2E       Not Applicable.

EX-99.2F       Not Applicable.


EX-99.2G Form of Investment Advisory Agreement with Technology Funding Inc. and Technology Funding Ltd., is filed herewith.



EX-99.2H Form of Distribution Agreement with Technology Funding Securities Corporation, is filed herewith.


EX-99.2I       Not Applicable.

EX-99.2J       Not Applicable.

EX-99.2K       Not Applicable.

EX-99.2L       Not Applicable.

EX-99.2M       Not Applicable.

EX-99.2N       Not Applicable.

EX-99.2O       Not Applicable.

EX-99.2P       Not Applicable.

EX-99.2Q       Not Applicable.

EX-99.2R       Not Applicable.